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                      AIRCRAFT MORTGAGE AND SECURITY AGREEMENT


                              DATED AS OF MAY 12, 1998

                                      BETWEEN

                              NORTHWEST AIRLINES, INC.

                                        AND

                               BANKERS TRUST COMPANY,
                                AS COLLATERAL AGENT









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

                                  TABLE OF CONTENTS


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                                     ARTICLE 1.


DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Section 1.1.  Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . .  1

                                     ARTICLE 2.


SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Section 2.1.  Grant of Security Interest . . . . . . . . . . . . . . . . . . . . .  1

                                     ARTICLE 3.


GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS  . . . . . . . . . . . . . . . .  4

Section 3.1.  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
(a)  Necessary Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
(b)  No Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
(c)  Other Financing Statements. . . . . . . . . . . . . . . . . . . . . . . . . .  4
(d)  Chief Executive Office; Records . . . . . . . . . . . . . . . . . . . . . . .  5
(e)  Recourse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Section 3.2.  Possession, Operation and Use, Maintenance and Registration. . . . .  6
     (a)  Possession . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     (b)  Operation and Use. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     (c)  Maintenance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     (d)  Identification of Collateral Agent's Interest. . . . . . . . . . . . . . 10
     (e)  Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 3.3.  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 3.4.  Replacement and Pooling of Parts; Alterations, Modifications
               and Additions; Substitution of Engines. . . . . . . . . . . . . . . 11
     (a)  Replacement of Parts . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     (b)  Parts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     (c)  Pooling of Parts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     (d)  Alterations; Modifications and Additions . . . . . . . . . . . . . . . . 12
     (e)  Substitution of Engines. . . . . . . . . . . . . . . . . . . . . . . . . 13
Section 3.5.  Loss, Destruction or Requisition . . . . . . . . . . . . . . . . . . 15



                                      (i)

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               (a)  Event of Loss With Respect to Airframes. . . . . . . . . . . . 15
               (b)  Effect of Replacement. . . . . . . . . . . . . . . . . . . . . 15
               (c)  Conditions to Airframe Replacement . . . . . . . . . . . . . . 16
               (d)  Non-Insurance Payments Received on Account of an Event of
                    Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
               (e)  Requisition of Use . . . . . . . . . . . . . . . . . . . . . . 19
               (f)  Application of Payments During Existence of Event of Default . 19
Section 3.6.  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
               (a)  Public Liability and Property Damage Insurance . . . . . . . . 19
               (b)  Insurance Against Loss or Damage to the Aircraft . . . . . . . 21
               (c)  Reports, etc.. . . . . . . . . . . . . . . . . . . . . . . . . 23
               (d)  Self-Insurance . . . . . . . . . . . . . . . . . . . . . . . . 24
               (e)  Additional Insurance by the Collateral Agent and the Company . 24
               (f)  Indemnification by Government in Lieu of Insurance . . . . . . 24
               (g)  Application of Payments During Existence of an Event of
                    Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Section 3.7.  Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

                                     ARTICLE 4.


                          REMEDIES OF THE COLLATERAL AGENT

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UPON AN EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

Section 4.1.  Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Section 4.2.  Remedies with Respect to Collateral. . . . . . . . . . . . . . . . . 26
               (a)  Remedies Available . . . . . . . . . . . . . . . . . . . . . . 26
               (b)  Notice of Sale . . . . . . . . . . . . . . . . . . . . . . . . 28
               (c)  Receiver . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
               (d)  Concerning Sales . . . . . . . . . . . . . . . . . . . . . . . 28
Section 4.3.  Waiver of Appraisement, etc., Laws . . . . . . . . . . . . . . . . . 28
Section 4.4.  Application of Proceeds. . . . . . . . . . . . . . . . . . . . . . . 29
Section 4.5.  Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 4.6.  Discontinuance of Proceedings. . . . . . . . . . . . . . . . . . . . 30

                                     ARTICLE 5.


INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

Section 5.1.  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 5.2.  Indemnity Obligations Secured by Collateral; Survival. . . . . . . . 31

                                     ARTICLE 6.


INVESTMENT OF SECURITY FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . 32


                                      (ii)

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Section 6.1.  Investment of Security Funds . . . . . . . . . . . . . . . . . . . . 32


                                     ARTICLE 7.

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

Section 7.1.  No Legal Title to Collateral in Noteholder . . . . . . . . . . . . . 32
Section 7.2.  Sale of the Aircraft by Collateral Agent Is Binding. . . . . . . . . 32
Section 7.3.  Benefit of Mortgage. . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 7.4.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 7.5.  Waiver; Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 7.6.  Obligations Absolute . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 7.7.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . 34
Section 7.8.  Headings Descriptive . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 7.9.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 7.10.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Section 7.11.  Company's Duties. . . . . . . . . . . . . . . . . . . . . . . . . . 35
Section 7.12.  Termination; Release. . . . . . . . . . . . . . . . . . . . . . . . 35
Section 7.13.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 7.14.  The Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . 36
Section 7.15.  Limited Obligations . . . . . . . . . . . . . . . . . . . . . . . . 36

Appendix A     Definitions

Exhibit A      Form of Aircraft Mortgage and Security Agreement Supplement

Schedule I     Schedule of Airframes as part of the Collateral
Schedule II    Schedule of Engines as part of the Collateral
Schedule III   Schedule of Countries for Permitted Lessees




                                     (iii)

                     AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

                    This AIRCRAFT MORTGAGE AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, the "MORTGAGE"), dated as of May 12, 1998, between NORTHWEST AIRLINES, INC., a Minnesota corporation (together with its successors and permitted assigns, the "COMPANY"), and BANKERS TRUST COMPANY, as Collateral Agent (the "COLLATERAL AGENT"), for the benefit of the Banks and the Agents under, and any other lender from time to time party to the Credit Agreement hereinafter referred to (the Banks, the Agents and the other lenders, if any, are hereinafter called the "SECURED CREDITORS");

                               W I T N E S S E T H :
                               -------------------


                    WHEREAS, the Company has requested that the Agents and the Banks agree to amend the Credit Agreement on the terms and subject to the conditions provided in the Temporary Amendment;

                    WHEREAS, it is a condition precedent to the effectiveness of the Temporary Amendment that the Company shall have executed and delivered to the Collateral Agent this Mortgage; and

                    WHEREAS, the Company desires to execute the Mortgage to satisfy the condition described in the preceding paragraph.

                    NOW, THEREFORE, to secure the due and punctual payment of the Obligations, it is hereby covenanted and agreed by and between the parties hereto as follows:

                                     ARTICLE 1.


                                    DEFINITIONS

                    Section 1.1.  CERTAIN DEFINITIONS.

                    Unless otherwise defined herein or the context requires otherwise, capitalized terms used herein shall have the meanings set forth in APPENDIX A hereto.

                                     ARTICLE 2.

                                      SECURITY

                    Section 2.1.  GRANT OF SECURITY INTEREST.

                    The Company, in order to secure (i) the prompt payment when due of all the Obligations and (ii) the performance and observance by the Company and the Guarantors of all agreements, covenants and provisions contained herein and in the other Credit Documents, and in consideration of the premises and of the covenants herein contained, and of other good and valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Collateral Agent, its permitted successors and assigns, for the security and benefit of the Secured Creditors, forever, a continuing security interest in, and mortgage lien on, all estate, right, title and interest of the Company in, to and under the following described properties, rights, interests and privileges (which, collectively, including all property hereafter specifically subjected to the lien of this Mortgage by any instrument supplemental hereto, are referred to herein as the "COLLATERAL"):

                    (a) the Airframes described in Schedule I hereto and the Engines described in Schedule II hereto, each of which Engines is a 750 or more rated take-off horsepower or the equivalent of such horsepower, and in the case of such Engines, whether or not such Engines shall be installed in or attached to the Airframes described in this clause or any other airframes, together with all accessories, equipment, parts and appurtenances appertaining or attached to the Airframes (other than jet aircraft engines not constituting Engines) or the Engines, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines and all records, logs and other documents at any time maintained with respect to the foregoing;

                    (b)  the Contract Rights;

                    (c) all proceeds with respect to the requisition of title to or use of the Aircraft, or any part thereof, all insurance proceeds with respect to the Aircraft or any part thereof, and any other proceeds of any kind resulting from an Event of Loss, but excluding any insurance maintained by the Company and not required under Section 3.6 hereof;

                    (d) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Collateral Agent in pledge hereunder and held or required to be held by the Collateral Agent hereunder;

                    (e) any and all property that may, from time to time hereafter, in accordance with the provisions of this Mortgage, by delivery or by Mortgage Supplement or by other writing of any kind, for the purposes hereof be in any way subjected to the lien and security interest hereof or be expressly conveyed, mortgaged, assigned, transferred, deposited, in which a security interest may be granted by the Company and/or pledged by the Company, or by any Person authorized to so do on its behalf or with its consent, to and with the Collateral Agent, who is hereby authorized to receive the same at any and all times as and for additional security hereunder; and

                    (f)  all proceeds of the foregoing.

                    PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this Section 2.1, so long as no Event of Default shall have occurred and be continuing, (i) the

Company shall have the right, to the exclusion of the Collateral Agent, to quiet enjoyment of the Airframe and Engines, and to possess, use, retain and control the Airframe and Engines and all revenues, income and profits derived therefrom and (ii) the Collateral Agent, acting on behalf of the Secured Creditors, (A) shall not, through it own actions or inactions, interfere with, or suffer to exist with respect to any Aircraft any Lien attributable to the Collateral Agent which might interfere with, the Company's (or any Lessee's) continued possession, use and operation of, and quiet enjoyment (including, without limitation, administrative quiet enjoyment) of, the Aircraft during the term of this Mortgage in accordance with the terms of the Credit Documents so long as no Event of Default shall have occurred and be continuing, (B) shall not suffer to exist a default in any of its obligations pursuant to this Mortgage that does not correspond to or result from an Event of Default or Default and (C) neither the Collateral Agent nor any Secured Creditor shall assign this Mortgage for security purposes without the prior written consent of the Company, which may be granted or withheld in its sole discretion (such consent, if granted, to be conveyed by the Company in writing).

                    TO HAVE AND TO HOLD the Collateral unto the Collateral Agent, its permitted successors and assigns, forever, upon the terms herein set forth, in trust for the benefit, security and protection of the Secured Creditors, without any priority of any one Secured Creditor over any other, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage.

                    It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company and the Guarantors shall remain liable under each of the Credit Documents to which they are party to perform all of the obligations assumed by them thereunder, all in accordance with and pursuant to the terms and provisions thereof, and neither the Collateral Agent, any other Agent nor the Banks shall have any obligation or liability under any of the Credit Documents to which the Company or the Guarantors is a party by reason of or arising out of the assignment hereunder, nor shall the Collateral Agent, any other Agent or the Banks be required or obligated in any manner to perform or fulfill any obligations of the Company or the Guarantors under any of the Credit Documents to which the Company or the Guarantors is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may entitled at any time or times.

                    The Company does hereby irrevocably constitute and appoint the Collateral Agent the true and lawful attorney of the Company (which appointment is coupled with an interest) with full power (in the name of the Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding which the Collateral Agent may deem to be necessary or advisable in the premises; PROVIDED that the Collateral Agent shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default.

                    The Company agrees that at any time and from time to time, upon the written request of the Collateral Agent, the Company will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Collateral Agent may reasonably deem desirable in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted.

                    The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Collateral Agent.

                                     ARTICLE 3.

                 GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                    Section 3.1.  GENERAL.

                    The Company represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Mortgage, as follows:

                    (a)  NECESSARY FILINGS.

                    All filings, registrations and recordings necessary to create, preserve, protect and perfect the security interest granted by the Company to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Mortgage in and to the Collateral constitutes a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Federal Aviation Act and other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                    (b)  NO LIENS.

                    The Company is, and as to Collateral acquired by it from time to time after the date hereof the Company will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and the Company shall defend the Collateral against all claims and demands of all Persons (other than Persons claiming by, through or under the Collateral Agent) at any time claiming the same or any interest therein adverse to the Collateral Agent.

                    (c)  OTHER FINANCING STATEMENTS.

                    There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than Permitted Liens), and so long as the Total Commitment and/or any Letters of Credit have not been terminated or any Loan or Note remains outstanding or any of the Obligations remain unpaid, the Company will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Company.

                    (d)  CHIEF EXECUTIVE OFFICE; RECORDS.

                    The chief executive office of the Company is located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121. The Company will not move its chief executive office except to such new location as the Company may establish in accordance with the last sentence of this Section 3.1(d). The Company shall not establish a new location for such office until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect,
(iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                    (e)  RECOURSE.

                    This Mortgage is made with full recourse to the Company and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Company contained herein, in the other Credit Documents and otherwise in writing in connection herewith or therewith.

          Section 3.2. POSSESSION, OPERATION AND USE, MAINTENANCE AND REGISTRATION.

          (a)  POSSESSION.

          The Company shall not, without the prior written consent of the Collateral Agent, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe, Engine or Part, install or permit any Engine to be installed in any airframe other than the Airframes or enter into any Wet Lease; PROVIDED that so long as no Default of the type referred to in Sections 9.01 or 9.05 of the Credit Agreement or Event of Default shall have occurred and be continuing at the time of such lease, delivery, transfer or relinquishment of possession or installation or such Wet Lease, so long as the action to be taken shall not deprive the Collateral Agent of the first priority Lien (subject to Permitted Liens) of this Mortgage on the Collateral and so long as the Company (or any Lessee) shall comply with the provisions of Sections 3.2(c) and 3.6 hereof, the Company may, without the prior written consent of the Collateral Agent:

          (i) subject any Airframe or Engine or engines installed on an Airframe to normal interchange agreements or any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Company (or any Lessee) in the ordinary course of its business; PROVIDED that (A) no such agreement or arrangement contemplates or requires the transfer of title to any Airframe, (B) if the Company's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Company shall (or shall cause Lessee to) comply with Section 3.4(e) hereof in respect thereof, and (C) any interchange agreement to which the Airframes may be subject shall be with a U.S. Air Carrier or a Foreign Air Carrier;

          (ii) deliver possession of any Airframe or Engine to the manufacturer thereof (or for delivery thereto) or to any organization (or for delivery thereto) for testing, service, repair, maintenance or overhaul work on such Airframe or Engine or any part thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of Section 3.4(d) hereof;

          (iii) install any Engine on an airframe which is owned by the Company (or any Lessee) free and clear of all Liens, except: (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of third parties under interchange agreements which would be permitted under clause (i) above PROVIDED that the Company's title to any such Engine and the first priority Lien of this Mortgage shall not be divested or impaired as a result thereof and (C) mortgage liens or other security interests, PROVIDED that (as regards this subclause (C)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to such mortgage or security interest, notwithstanding the installation thereof on such airframe;

          (iv) install any Engine on an airframe which is leased to the Company (or any Lessee) or purchased by the Company (or any Lessee) subject to a conditional sale or other security agreement, PROVIDED that (x) such airframe is free and clear of all Liens, except: (A) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (B) Liens of the type permitted by clause (iii) of this Section 3.2(a) and (y) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

          (v) install any Engine on an airframe owned by the Company (or any Lessee), leased to the Company (or any Lessee) or purchased by the Company (or any Lessee) which is subject to a conditional sale or other security agreement under circumstances where neither clause (iii) nor clause (iv) of this Section 3.2(a) is applicable, PROVIDED that such installation shall be deemed an Event of Loss with respect to such Engine and that the Company shall (or shall cause any Lessee to) comply with Section 3.4(e) hereof in respect thereof, the Collateral Agent not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Company with such Section 3.4(e);

          (vi) to the extent permitted by Section 3.4(c) hereof, subject any appliances, Parts or other equipment owned by the Company and removed from any Airframe or Engine to any pooling arrangement referred to in such Section;

          (vii) subject (or permit any Lessee to subject) any Airframe or Engine to the Civil Reserve Air Fleet Program and transfer (or permit any Lessee to transfer) possession of any Airframe or Engine to the United States of America or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program, so long as the Company (or any Lessee) shall (A) promptly notify the Collateral Agent upon subjecting such Airframe or Engine to the Civil Reserve Air Fleet Program in any contract year and provide the Collateral Agent with the name and address of the Contracting Office Representative for the Air Mobility Command of the United States Air Force to whom notice must be given pursuant to Section
     4.2 hereof, and (B) promptly notify the Collateral Agent upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program;

          (viii) enter into a Wet Lease for any Airframe or engines then installed thereon with any third party, PROVIDED that if the Company (or any Lessee) shall enter into any Wet Lease for a period of more than one year (including renewal options) the Company shall provide to the Collateral Agent written notice of such Wet Lease (such notice to be given prior to entering into such Wet Lease, if practicable, but in any event promptly after entering into such Wet Lease);

          (ix) transfer possession of any Airframe or Engine to the United States of America or any instrumentality or agency thereof pursuant to a contract, a copy of which shall be provided to the Collateral Agent; or

          (x) the Company may, at any time, enter into any lease of any Airframe or Engine with (A) a U.S. Air Carrier, (B) any Person approved in writing by the Collateral Agent (with the approval of the Required Banks),
     (C) any Permitted Lessee; or (D) any airline alliance partner of the Company that otherwise meets the requirement of (A), (B) or (C) above or has been previously approved in writing by the Collateral Agent, in any such case, if (1) the lessee under such lease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such lease is entered into, (2) in the event that the lessee under such lease is a Foreign Air Carrier (other than a Foreign Air Carrier principally based in Taiwan), the United States maintains diplomatic relations with the country in which such foreign air carrier is principally based at the time such lease is entered into (or, in the case of a lease to a lessee principally based in Taiwan, maintains diplomatic relations at least as good as those in effect on the Temporary Amendment Effective Date) and (3) in the event that the lessee under such lease is a Foreign Air Carrier, the Collateral Agent shall receive at the time such lease is entered into an opinion of counsel (in form and substance reasonably satisfactory to the Collateral Agent) to the Company to the effect that (I) the terms of the proposed lease will be legal, valid, binding and (subject to customary exceptions in foreign opinions generally) enforceable against the proposed lessee in the country in which the proposed lessee is principally based, (II) there exist no possessory rights in favor of the lessee under such lease under the laws of such lessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Company and assuming at such time such lessee is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with the terms of this Mortgage, (III) the laws of such lessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of the Aircraft in the event of the requisition by such government of such use, and (IV) the laws of such lessee's country of domicile would give recognition to the Company's title to the Aircraft, to the registry of the Aircraft in the name of the Company (or the proposed lessee, as "lessee", as appropriate), and to the Lien of this Mortgage.

          The rights of any Lessee or other transferee who receives possession by reason of a transfer permitted by this Section 3.2(a) (other than the transfer of an Engine which is deemed an Event of Loss) shall be effectively subject and subordinate to, and any lease permitted by this Section 3.2(a) shall be expressly subject and subordinate to, all the terms of this Mortgage and to the Lien of this Mortgage, including, without limitation, the covenants contained in this Section 3.2 and the Collateral Agent's rights to foreclosure and possession pursuant to Section 4.2 hereof and to avoid such lease upon such repossession, and the Company shall remain primarily liable hereunder for the performance of all of the terms of this Mortgage to the same extent as if such lease or transfer had not occurred, and, except as otherwise provided herein, the terms of any such lease shall not permit any Lessee to take any action not permitted to be taken by the Company in this Mortgage with respect to the Aircraft. No pooling agreement, lease or other relinquishment of possession of any Airframe or Engine, or Wet Lease shall in any way discharge or diminish any of the Company's obligations to the Collateral Agent hereunder or constitute a waiver of the Collateral Agent's rights or remedies hereunder. Any lease permitted under this Section 3.2(a) shall expressly prohibit any further sublease by the Lessee. The

Collateral Agent agrees, for the benefit of the Company (and any Lessee) and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by the Company (or any Lessee), any lessor of any engine (other than an Engine) leased to the Company (or any Lessee) and any conditional vendor of any engine (other than an Engine) purchased by the Company (or any Lessee) subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Collateral Agent nor its successors or assigns will acquire or claim, as against the Company (or any Lessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframes; PROVIDED, HOWEVER, that such agreement of the Collateral Agent shall not be for the benefit of any lessor or secured party of any airframe (other than the Airframes) leased to the Company (or any Lessee) or purchased by the Company (or any Lessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Company (or any Lessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against the Collateral Agent, any right, title or interest in an Engine as a result of such Engine being installed on such airframe. The Company shall provide to the Collateral Agent (i) written notice of any lease hereunder (such notice to be given not later than five days prior to entering into such lease) and (ii) a copy of each lease which has a term of more than three months.

          (b)  OPERATION AND USE.

          The Company will not maintain, use, service, repair, overhaul or operate the Aircraft (or permit any Lessee or other Person to maintain, use, service, repair, overhaul or operate the Aircraft) in violation of any law or any rule, regulation, order or certificate of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority, except to the extent that the Company (or any Lessee) is contesting in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect the first priority Lien (subject to Permitted Liens) of this Mortgage and does not involve any material risk of sale, forfeiture or loss of the Aircraft.

          The Company shall not operate the Aircraft, or permit any Lessee to operate the Aircraft, in any area excluded from coverage by any insurance required by the terms of Section 3.6 hereof; PROVIDED, HOWEVER, that the failure of the Company to comply with the provisions of this sentence shall not give rise to an Event of Default hereunder where such failure is attributable to causes beyond the reasonable control of the Company (or any Lessee) or to extraordinary circumstances involving an isolated occurrence or series of incidents not in the ordinary course of the regular operations of the Company (or any Lessee) and in each case the Company (or such Lessee, as the case may be) is taking all reasonable steps to remedy such failure as soon as is reasonably practicable.

          (c)  MAINTENANCE.

          The Company, at its own cost and expense, shall (or shall cause any Lessee to) maintain, service, repair and overhaul (or cause to be maintained, serviced, repaired and overhauled) the Aircraft so as to keep the Aircraft in as good an operating condition as when initially subjected to the Lien hereof, ordinary wear and tear excepted, and as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times (other than temporary periods of storage in accordance with applicable regulations or during maintenance or modification permitted hereunder) under the Federal Aviation Act, except when all Aircraft powered by engines of the same type as those with which such Aircraft shall be equipped at the time of such grounding and registered in the United States have been grounded by the FAA (although such certification need actually be maintained only during such period as an Aircraft is registered in the United States), or the applicable laws of any other jurisdiction in which an Aircraft may then be registered from time to time in accordance with the terms hereof, utilizing, except during any period that a Lease is in effect, the same manner and standard of maintenance, service, repair or overhaul used by the Company with respect to similar aircraft operated by the Company in similar circumstances and utilizing, during any period that a Lease is in effect, the same manner and standard of maintenance, service, repair or overhaul used by the Lessee with respect to similar aircraft operated by the Lessee in similar circumstances; PROVIDED, HOWEVER, that in all circumstances the Aircraft shall be maintained by the Company (or any Lessee) in accordance with maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, the Netherlands or the United Kingdom. The Company shall maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA or the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered.

          (d)  IDENTIFICATION OF COLLATERAL AGENT'S INTEREST.

          On or prior to the date of the Temporary Amendment, or as soon as practicable thereafter, the Company agrees to fix and maintain (or cause to be fixed and maintained), at its expense, in the cockpit of the Airframes adjacent to the airworthiness certificate therein and on each Engine a nameplate bearing the inscription:

          "SUBJECT TO AN AIRCRAFT MORTGAGE AND SECURITY AGREEMENT IN FAVOR OF BANKERS TRUST COMPANY, AS COLLATERAL AGENT"

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Collateral Agent). Except as above provided, the Company will not allow the name of any Person (other than the Company) to be placed on the Airframes or the Engines as a designation that might be interpreted as a claim of security interest or ownership; PROVIDED that nothing herein contained shall prohibit the Company (or any Lessee) from placing its customary colors and insignia on the Airframes or the Engines.

          (e)  REGISTRATION.

          The Company, at its own expense, will (or will cause any Lessee to) cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Company under the Federal Aviation Act, PROVIDED, HOWEVER, that the Company may elect to effect a change in the registration of the Aircraft, at the Company's expense, with the prior written consent of the Collateral Agent (which shall not be unreasonably withheld).

          Section 3.3.  INSPECTION.

          At reasonable times and, so long as no Event of Default shall have occurred and be continuing, on at least 15 days prior written notice to the Company, the Collateral Agent or its authorized representatives may (not more than once every calendar year (unless an Event of Default has occurred and is continuing)) inspect the Aircraft and inspect and make copies (at the Collateral Agent's expense) of the books and records of the Company relating to the maintenance of the Aircraft; any such inspection of the Aircraft shall be limited to a visual, walk-around inspection and shall not include opening any panels, bays or the like without the express consent of the Company; PROVIDED that no exercise of such inspection rights shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, the Company or any Lessee. The Collateral Agent shall not have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          Section 3.4. REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS; SUBSTITUTION OF ENGINES.

          (a)  REPLACEMENT OF PARTS.

          The Company, at its own cost and expense, will so long as any Airframe or Engine is subject to the Lien of this Mortgage promptly replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to such Airframe or Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 3.4(d) hereof or if any Airframe or any Engine to which a Part relates has suffered an Event of Loss. In addition, the Company (or any Lessee) may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, PROVIDED that the Company (or such Lessee), except as otherwise provided in Section 3.4(d) hereof, will, at its own cost and expense, replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens (except Permitted Liens and pooling arrangements to the extent permitted by Section 3.4(c) and except in the case of replacement property temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

          (b)  PARTS.

          Except as otherwise provided in Section 3.4(d) hereof, all Parts at any time removed from any Airframe or Engine shall remain subject to the Lien of this Mortgage, no matter where located, until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to such Airframe or Engine and which meet the requirements for replacement parts specified in Section 3.4(a) hereof. Immediately upon any replacement part becoming incorporated or installed in or attached to any Airframe or Engine as provided in Section 3.4(a) hereof, without further act (subject only to Permitted Liens and any pooling arrangement to the extent permitted by Section 3.4(c) hereof and except in the case of replacement property temporarily installed on an emergency basis), (i) title to such replacement Part shall be owned by the Company, (ii) the replaced Part shall thereupon be free and clear of all rights of the Collateral Agent and the replacement part shall be deemed a Part hereunder; and (iii) such replacement Part shall become subject to the Lien of this Mortgage and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

          (c)  POOLING OF PARTS.

          Any Part removed from any Airframe or Engine as provided in Section 3.4(a) hereof may be subjected by the Company (or any Lessee) to a normal pooling arrangement customary in the airline industry of which the Company (or any Lessee) is a party entered into in the ordinary course of the Company's (or such Lessee's) business; PROVIDED that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 3.4(a) and 3.4(b) hereof as promptly as practicable after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to any Airframe or any Engine in accordance with Section 3.4(a) hereof may be owned by any third party subject to such a normal pooling arrangement, PROVIDED that the Company (or any Lessee), at its expense, as promptly thereafter as practicable, either (i) causes such replacement Part to become subject to the Lien of this Mortgage, free and clear of all Liens except Permitted Liens (other than pooling arrangements), at which time such temporary replacement Part shall become a Part or (ii) replaces such replacement Part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part which is subject to the Lien of this Mortgage, free and clear of all Liens except Permitted Liens (other than pooling arrangements).

          (d)  ALTERATIONS; MODIFICATIONS AND ADDITIONS.

          The Company, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to any Airframe or Engine as may be required to be made from time to time to meet the applicable standards of the FAA or any applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered as permitted by Section 3.2(e) hereof; PROVIDED, HOWEVER, that the Company (or any Lessee) may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect the Collateral Agent. In addition, the

Company (or any Lessee), at its own expense, may from time to time add further parts or accessories and make such alterations and modifications in and additions to any Airframe or Engine as the Company (or such Lessee) may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which the Company (or such Lessee) has determined in its reasonable judgment to be obsolete or no longer suitable or appropriate for use on such Airframe or Engine (such parts, "OBSOLETE PARTS"); PROVIDED that no such alteration, modification or addition shall materially diminish the value, utility or remaining useful life of such Airframe or Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Mortgage, except that the value (but not the utility or remaining useful life) of any Airframe or Engine may be reduced by the value of Obsolete Parts which have been removed so long as the aggregate value of all Obsolete Parts that shall have been removed and not replaced with respect to any Aircraft shall not exceed an amount equal to 1.5% of the Appraised Value of such Aircraft. All Parts incorporated or installed in or attached or added to the Airframes or the Engines as the result of such alteration, modification or addition (the "ADDITIONAL PARTS") shall become subject to the Lien of this Mortgage. Notwithstanding the foregoing sentence, the Company (or any Lessee) may remove or suffer to be removed any Additional Part, PROVIDED that such Additional Part (i) is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such Part, (ii) is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 3.2(a) or (c) hereof or the first sentence of this Section 3.4(d), and (iii) can be removed from such Airframe or Engine without diminishing or impairing the value, utility or remaining useful life which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof. Upon the removal by the Company (or any Lessee) of any such part as above provided, such part shall, without further act, be free and clear of all rights of the Collateral Agent and such Part shall not be deemed a Part hereunder.

          (e)  SUBSTITUTION OF ENGINES.

          The Company shall have the right at its option at any time, on at least twenty (20) days' prior written notice to the Collateral Agent, to substitute, and if an Event of Loss shall have occurred with respect to an Engine (not involving an Event of Loss with respect to the Airframe to which such Engine is attached with respect to which the Company makes the prepayment required by Section 4.02(e) of the Credit Agreement or the substitution permitted by Section 3.5(a)), shall within thirty (30) days after the occurrence of such Event of Loss substitute a Replacement Engine of the same make and model. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) the replaced Engine shall thereupon be free and clear of all rights of the Collateral Agent and shall no longer be deemed an Engine hereunder, and (ii) such Replacement Engine shall become subject to the Lien of this Mortgage, free and clear of all Liens except Permitted Liens, and be deemed part of the relevant Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. The Company's right to make a replacement hereunder shall be subject to the fulfillment of the following conditions precedent at the Company's sole cost and expense:

          (i) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each shall have been delivered to the Collateral Agent:

                 (A) a Mortgage Supplement covering the Replacement Engine (filed for recording pursuant to the Federal Aviation Act, or the applicable laws, rules and regulations of any other jurisdiction in which the relevant Aircraft may then be registered as permitted hereby);

                 (B) an Officer's Certificate of the Company stating (i) that the Replacement Engine is of at least equal value, utility and remaining useful life as the Engine it replaces assuming such Engine had been maintained in the condition required hereunder and (ii) each of the conditions specified in this paragraph (e) with respect to such Replacement Engine, and any comparable provisions of any Lease permitted hereby to which such Engine is subject, have been satisfied;

                 (C) such Uniform Commercial Code financing statements covering the Lien created by this Mortgage as deemed necessary or desirable by counsel for the Collateral Agent to protect the security interests of the Collateral Agent in the Replacement Engine; and

                 (D) a certificate, reasonably acceptable to the Collateral Agent in form and substance, of an aircraft engineer or qualified independent aircraft appraiser certifying, with respect to such Replacement Engine, to the effect specified in Section 3.4(e)(i)(B) hereof;

          (ii) Upon request by the Collateral Agent, the Company shall furnish the Collateral Agent with (A) an opinion addressed to the Collateral Agent, reasonably satisfactory in form and substance to the Collateral Agent, of the Company's counsel, which may be the Company's General Counsel or an Associate General Counsel, to the effect that such documents reasonably requested by the Collateral Agent are sufficient to cause such Replacement Engine to be subject to the Lien of this Mortgage, (B) upon recordation, an opinion of qualified FAA counsel, or if applicable, qualified counsel in the jurisdiction of the relevant Aircraft's registration addressed to the Collateral Agent, in either case satisfactory in form and substance to the Collateral Agent as to the due recordation of the Mortgage Supplement as a first priority Lien on the Replacement Engine, registration of the ownership of the Replacement Engine and the freedom from Liens of record (except Permitted Liens), and (C) such evidence of compliance with the insurance provisions of Section 3.6 hereof with respect to such Replacement Engine as the Collateral Agent may reasonably request; and

          (iii) The Company shall have delivered to the Collateral Agent (A) a copy of the bill of sale respecting such Replacement Engine or other evidence of the Company's ownership of such Replacement Engine, reasonably satisfactory to the Collateral Agent and (B) appropriate instruments assigning to the Collateral Agent the benefits, if any, of all manufacturer's and vendor's warranties generally available and permitted to be assigned by the Company with respect to such Replacement Engine.

          Upon such substitution, (x) the Collateral Agent shall execute and deliver to the Company such documents and instruments, prepared at the Company's expense, as the Company shall reasonably request, to evidence the release of such replaced Engine from the Lien of this Mortgage; (y) the Collateral Agent shall assign to the Company all claims it may have against any other Person relating to an Event of Loss of such replaced Engine giving rise to such substitution; and (z) the Company shall receive all insurance proceeds and proceeds in respect of any Event of Loss of such replaced Engine giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 3.6(b)(I), second paragraph, and 3.5(d)(ii) hereof.

          Section 3.5.  LOSS, DESTRUCTION OR REQUISITION.

          (a)  EVENT OF LOSS WITH RESPECT TO AIRFRAMES.

          Upon the occurrence of an Event of Loss with respect to an Airframe or an Engine, the Company shall forthwith (and in any event within ten (10) days after such occurrence) give the Collateral Agent written notice of such Event of Loss. The Company shall, within twenty (20) days after the occurrence of an Event of Loss with respect to such Airframe give the Collateral Agent written notice of its election to perform one of the following options (it being agreed that, if the Company shall not have given notice of such election within such 20 day period, the Company shall be required to make the prepayment required by
Section 4.02(e) of the Credit Agreement). The Company may elect either to (i) make the prepayment required by Section 4.02(e) of the Credit Agreement or (ii) cause to be subjected to the Lien of this Mortgage in replacement thereof not later than the Business Day next succeeding the 30th day following the occurrence of such Event of Loss, a Replacement Airframe (together with the same number of Replacement Engines as the number of Engines, if any, installed on such Airframe at the time such Event of Loss occurred), such Replacement Airframe and Replacement Engines to be free and clear of all Liens except Permitted Liens, to have a value, utility and remaining useful life at least equal to, and to be of a comparable or improved model as, such Airframe and Engines, if any, so replaced, as of the date of the Event of Loss (assuming such Airframes and Engines were in the condition required by the terms hereof); PROVIDED that if the Company does not perform its obligation to effect such replacement in accordance with this Section 3.5(a) during the period of time provided herein, then the Company shall make the prepayment required by Section 4.02(e) of the Credit Agreement on the Business Day next succeeding the 30th day following the occurrence of such Event of Loss.

          (b)  EFFECT OF REPLACEMENT.

          Upon the Company having provided a Replacement Aircraft as provided for in Section 3.5(a) above, (x) the Lien of this Mortgage shall continue with respect to such Replacement Aircraft as though no Event of Loss had occurred; the Collateral Agent shall, at the cost and expense of the Company, release from the Lien of this Mortgage the replaced Airframe and Engines or engines, if any, attached to such Airframe upon the occurrence of the Event of Loss by executing and delivering to the Company such documents and instruments, prepared at the Company's expense, as the Company may reasonably request to evidence such release; and (y) the Collateral Agent shall assign to the Company all claims it may have against any other Person arising from the Event of Loss and the Company shall receive all insurance proceeds and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Aircraft as provided in Sections 3.5(d)(i) and 3.6 hereof.

          (c)  CONDITIONS TO AIRFRAME REPLACEMENT.

          (i) The Company's right to make a replacement under Section 3.5(a) hereof shall be subject to the fulfillment, at the Company's sole cost and expense and in addition to the conditions contained in such Section 3.5(a), of the following conditions precedent:

          (1) On the date that the Replacement Aircraft is delivered, which date shall be not later than the Business Day next succeeding the 30th day following the Event of Loss leading to such replacement (hereinafter referred to as the "REPLACEMENT CLOSING DATE"), no Event of Default shall have occurred and be continuing;

          (2) On the Replacement Closing Date, the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall have been delivered to the Collateral
     Agent:

                 (A) a Mortgage Supplement covering the Replacement Aircraft (filed for recording pursuant to the Federal Aviation Act, or the applicable laws, rules and regulations of any other jurisdiction in which the Aircraft to be replaced may then be registered as permitted hereby);

                 (B) such Uniform Commercial Code financing statements covering the Lien created by this Mortgage as deemed necessary or desirable by counsel for the Collateral Agent to protect the security interests of the Collateral Agent in the Replacement Aircraft; and

                 (C) a certificate, reasonably acceptable to the Collateral Agent in form and substance, of an aircraft engineer or qualified independent aircraft appraiser certifying (I) that the Replacement Airframe is the same model as the Airframe to be replaced (or an improved model, as the case may be) and has a value, utility and remaining useful life at least equal to the Airframe to be replaced, assuming such Airframe had been maintained in the condition required hereunder and (II) with respect to the Replacement Engines constituting part of such Replacement Aircraft to the effect specified in Section 3.4(e)(i)(B) hereof.

          (3) On or before the Replacement Closing Date, the Collateral Agent shall have received from the Company such documents and evidence with respect to the Company as the Collateral Agent may reasonably request in order to establish the consummation of the transactions contemplated by this Section 3.5(c), evidence of taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Section 3.5(c), in each case in form and substance reasonably satisfactory to the Collateral Agent;

          (4) The Collateral Agent shall have received evidence satisfactory to the Collateral Agent as to the due compliance with Section 3.6 hereof with respect to the Replacement Aircraft;

          (5) On the Replacement Closing Date, (A) the Company shall cause the Replacement Aircraft to be subject to the Lien of this Mortgage, free and clear of Liens (other than Permitted Liens), (B) the Replacement Aircraft shall have been duly certified by the FAA or the relevant body or agency of the jurisdiction then applicable to the registration of the Airframe to be replaced as to type and airworthiness in accordance with the terms of this Mortgage, and the registration of the Replacement Aircraft in the name of the Company (or any Lessee as lessee if the Aircraft to be replaced had been so registered immediately prior to the occurrence of the Event of Loss with respect thereto) shall have been duly made with the FAA or the relevant body or agency of the jurisdiction then applicable to the registration of the Airframe to be replaced and (C) the Collateral Agent shall have received evidence satisfactory to it with respect to the matters covered by this subparagraph (5);

          (6) On the Replacement Closing Date, the following statements shall be true and the Collateral Agent shall have received an Officer's Certificate of the Company, dated the Replacement Closing Date, stating that (A) the matters set forth in subparagraph (1) above are confirmed, (B) no Event of Default will result from the Company acquiring its interest in the Replacement Aircraft and (C) each of the conditions specified in this paragraph (c) with respect to such Replacement Airframe, and any comparable provisions of any lease permitted hereby to which such Airframe is subject, have been satisfied;

          (7) The Collateral Agent shall, at the expense of the Company, have received (A) an opinion addressed to the Collateral Agent, reasonably satisfactory in form and substance to the Collateral Agent, from Cadwalader, Wickersham & Taft or other counsel selected by the Company and reasonably satisfactory to the Collateral Agent to the effect that (i) the Replacement Airframe and Replacement Engines, if any, has or have been made subject to the Lien of this Mortgage and (ii) all required action has been taken in order to maintain, and such action shall maintain, the effectiveness and priority of the interests in the Collateral which the Mortgage purports to create and (B) an opinion of qualified FAA counsel or, if applicable, qualified local counsel in the jurisdiction where the Aircraft to be replaced is registered, in either case addressed to the Collateral Agent and in form and substance satisfactory to the Collateral Agent, respecting the due recordation of the Mortgage Supplement as a first priority Lien respecting such

     Replacement Aircraft, the registration of the ownership thereof and freedom from Liens of record (other than Permitted Liens); and

          (8) The Company shall have delivered to the Collateral Agent (A) a copy of the original bill of sale respecting such Replacement Airframe and Replacement Engines, if any, and (B) appropriate instruments assigning to the Collateral Agent the benefits, if any, of all manufacturer's and vendor's warranties generally available and permitted to be assigned by the Company with respect to such Replacement Airframe and/or Replacement Engine.

          (d)  NON-INSURANCE PAYMENTS RECEIVED ON ACCOUNT OF AN EVENT OF LOSS.

          As between the Collateral Agent and the Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 3.6 hereof, or elsewhere in this Mortgage, as the case may be, or payments in respect of damage to the business or property, of the Company) with respect to any Airframe, Engine or Part received at any time by the Collateral Agent or by the Company from any governmental authority or other Person will be applied as follows:

          (i) if such payments are received with respect to an Event of Loss as to any Aircraft, and the relevant Airframe or the relevant Airframe and Engines or engines installed thereon are being replaced by the Company pursuant to Section 3.5(a) hereof, such payments shall be paid over to, or retained by, the Collateral Agent as security and upon completion of such replacement (or upon the closing therefor) and compliance with the provisions of Sections 3.5(a) and (c) with respect to the Event of Loss for which such payments are made, paid over to or retained by the Company;

          (ii) if such payments are received with respect to an Event of Loss to an Engine or Part (not involving an Event of Loss as to an Airframe) that has been or is being replaced by the Company pursuant to Section 3.4(e) hereof, such payments shall be paid over to, or retained by, the Company; and

          (iii) if such payments are received with respect to an Event of Loss as to an Aircraft, if the relevant Airframe or the relevant Airframe and Engines or engines installed thereon has not or have not been and will not be replaced as contemplated by Section 3.5(a) hereof, such payments shall be applied to the prepayment required pursuant to Section 4.02(e) of the Credit Agreement and the payment of any other Obligations then due and payable and thereafter, the balance, if any, of such payment shall be promptly paid over to, or retained by, the Company.

          (e)  REQUISITION OF USE.

          In the event of a requisition for use by any government, so long as it does not constitute an Event of Loss, of any Airframe and the Engines or engines installed on such Airframe so long as any Airframe or Engine is subject to the Lien of this Mortgage, the Company shall promptly notify the Collateral Agent of such requisition and all of the Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. So long as no Event of Default shall have occurred and be continuing, any payments received by the Collateral Agent or the Company from such government with respect to such requisition of use shall be paid over to, or retained by, the Company. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not an Airframe), the Company will replace such Engine hereunder by complying with the terms of Section 3.4(e) hereof and any payments received by the Collateral Agent or the Company from such government with respect to such requisition shall be paid over to, or retained by, the Company.

          (f)  APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT.

          Any amount referred to in this Section 3.5 which is payable to the Company (or any Lessee) shall not be paid to or retained by the Company (or such Lessee), if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Collateral Agent as security for the Obligations and, if the aggregate unpaid principal amounts of the Notes shall be declared to be due and payable pursuant to the Credit Agreement, applied against the Obligations as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Event of Default or (b) the termination of this Mortgage in accordance with Section 8.1, such amount, and any interest realized thereon pursuant to Section 6.1 hereof, shall be paid over to the Company (or such Lessee) to the extent not previously applied in accordance with the preceding sentence.

          Section 3.6.  INSURANCE.

          (a)  PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE.

          (I) Except as provided in clause (II) of this Section 3.6(a), the Company will carry or cause to be carried at its or any Lessee's expense (i) aircraft public liability (including, without limitation, passenger legal liability) (and including aircraft war risk and hijacking insurance, if and to the extent the same is maintained by the Company (or any Lessee) with respect to other aircraft owned or leased, and operated by the Company (or such Lessee) on the same routes) insurance and property damage insurance (exclusive of manufacturer's product liability insurance) with respect to all the Aircraft, in an amount not less than the greater of (x) with respect to each Aircraft of any type, the amount of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Company of the same type and (y) the amount of public liability and property damage maintained by the Company on the Temporary Amendment Effective Date and (ii) cargo liability insurance, in the case of both clause (i) and clause (ii), (A) with respect to Aircraft of any type, of the type and covering the same risks as from time to time applicable to aircraft operated by the Company of the same type as the Aircraft and (B) which is maintained in effect with insurers of recognized responsibility.

Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out in substitution or replacement for any of such policies (A) shall be amended to name the Secured Creditors (but without imposing on any such party liability to pay the premiums for such insurance) (and, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) as additional insureds as their interests may appear, (B) shall provide that in respect of the interest of the Secured Creditors (and, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Company (or, if any Lease is then in effect, any Lessee) or any other Person and shall insure the Secured Creditors (and, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company (or, if any Lease is then in effect, any Lessee), (C) may provide for self-insurance to the extent permitted by Section 3.6(d) and (D) shall provide that if the insurers cancel such insurance for any reason whatever or if any material change is made in such insurance which adversely affects the interest of the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease), or such insurance shall lapse for non-payment of premium, such cancellation, lapse or change shall not be effective as to the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) for thirty (30) days (seven (7) days in the case of war risk and allied perils coverage) after issuance to the Collateral Agent of written notice by such insurers of such cancellation, lapse or change; PROVIDED, HOWEVER, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable. Each liability policy
(1) shall be primary without right of contribution from any other insurance which is carried by the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease), (2) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and (3) shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) to the extent of any moneys due to the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease).

          (II) During any period that an Aircraft is on the ground and not in operation, the Company may, in relation to such Aircraft, carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that (A) the amounts of coverage shall not be required to exceed the amounts of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Company of the same type as such Aircraft and which are on the ground and not in operation; and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by the Company of the same type which are on the ground and not in operation.

          (b)  INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT.

          (I) Except as provided in clause (II) of this Section 3.6(b), the Company shall maintain or cause to be maintained in effect, at its or any Lessee's expense, with insurers of recognized responsibility, all-risk ground and flight aircraft hull insurance covering the Aircraft and all-risk ground and flight coverage of Engines and Parts while temporarily removed from the Aircraft and not replaced by similar components (including, without limitation, war risk and governmental confiscation and expropriation (other than by the government of registry of the relevant Aircraft) and hijacking insurance, if and to the extent the same is maintained by the Company (or, if a Lease is then in effect, any Lessee) with respect to other of the same type aircraft owned or operated by the Company (or such Lessee) on the same routes, except that the Company (or such Lessee) shall maintain war risk and governmental confiscation and expropriation (other than by the government of registry of the relevant Aircraft) and hijacking insurance if the Aircraft are operated on routes where the custom is for major international air carriers flying comparable routes to carry such insurance) which is of the type as from time to time applicable to aircraft owned or operated by the Company of the same type as the Aircraft; PROVIDED that such insurance shall at all times while the Aircraft are subject to this Mortgage be for an amount (subject to self-insurance to the extent permitted by Section 3.6(d)) not less than the amount of insurance of the same type maintained by the Company on the Temporary Amendment Effective Date with respect to the Aircraft. Any policies carried in accordance with this paragraph (b) covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall be amended to name the Collateral Agent as a loss payee, as its interest may appear (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in Section 3.6(d), (iii) shall provide that (A) in the Event of a Loss involving proceeds in excess of an amount equal to 13.5% of the Appraised Value of the Aircraft subject to such Event of Loss, the proceeds in respect of such loss up to an amount equal to the amount of the prepayment required by Section 4.02(e) of the Credit Agreement with respect to such loss (the "BALANCE DUE"), shall be payable to the Collateral Agent (except in the case of a loss with respect to an Engine installed on an airframe other than an Airframe, in which case the Company (or any Lessee) shall arrange for any payment of insurance proceeds in respect of such loss to be held for the account of the Collateral Agent whether such payment is made to the Company (or any Lessee) or any third party), it being understood and agreed that in the case of any payment to the Collateral Agent otherwise than in respect of an Event of Loss, the Collateral Agent shall, upon receipt of evidence satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to the Company or its order, and (B) the entire amount of any loss involving total proceeds equal to the amount set forth in clause
(A) above or less or the amount of any proceeds of any loss in excess of the Balance Due shall be paid to the Company or its order unless an Event of Default shall have occurred and be continuing and the insurers shall have been notified thereof by the Collateral Agent, (iv) shall provide that if the insurers cancel such insurance for any reason whatever, or such insurance lapses for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of the Collateral Agent, such cancellation, lapse or change shall not be effective as to the Collateral Agent (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) for thirty (30) days

(seven (7) days in case of hull war risk and allied perils coverage) after issuance to the Collateral Agent (or, if any Lease is in effect, the Company in its capacity as lessor under the Lease) of written notice by such insurers of such cancellation, lapse or change; PROVIDED, HOWEVER, that if any notice period specified above is not generally obtainable, such policies shall provide for as long a period of prior notice as shall then be generally obtainable, (v) shall provide that in respect of the interest of the Collateral Agent (and, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Company (or, if a Lease is then in effect, any Lessee) or any other Person and shall insure the Collateral Agent (and, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company (or, if a Lease is then in effect, any Lessee), (vi) shall be primary without any right of contribution from any other insurance which is carried by the Secured Creditors (or, if any Lease shall be in effect, the Company in its capacity as lessor under the Lease), (vii) shall waive any right of subrogation of the insurers against the Secured Creditors (and if any Lease shall be in effect, the Company in its capacity as lessor under the Lease), and (viii) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Secured Creditors or the Company (or any Lessee) to the extent of any moneys due to the Collateral Agent. In the case of a loss with respect to an engine (other than an Engine) installed on an Airframe, the Collateral Agent shall hold any payment to it of any insurance proceeds in respect of such loss for the account of the Company or any other third party that is entitled to receive such proceeds.

          As between the Collateral Agent and the Company, it is agreed that all insurance payments received as the result of the occurrence of an Event of Loss will be applied as follows:

          (w) if such payment is received as the result of an Event of Loss with respect to an Airframe (the Airframe and any Engines installed thereon) that has been or is being replaced by the Company as contemplated by Section 3.5(a) hereof, such payments shall be paid over to, or retained by, the Collateral Agent and upon completion of such replacement be paid over to the Company;

          (x) if such payments are received with respect to an Airframe (or the Airframe and the Engines installed thereon) that has not been or is not being replaced by the Company as contemplated by Section 3.5(a) hereof, so much of such payments remaining, after reimbursement of the Collateral Agent for reasonable costs and expenses, as shall not exceed the Balance Due shall be applied in reduction of the Company's obligation to pay the Balance Due in accordance with Section 4.02(e) of the Credit Agreement, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such Balance Due, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Company (or if directed by the Company, any Lessee); and

          (y) if such payments are received with respect to an Engine under the circumstances contemplated by Section 3.4(e) hereof, so much of such payments remaining, after reimbursement of the Collateral Agent for reasonable costs and expenses, shall be paid over to, or retained by, the Company (or if directed by the Company, any Lessee); PROVIDED that the Company shall have fully performed or, concurrently therewith, will fully perform, the terms of Section 3.4(e) hereof with respect to the Event of Loss for which such payments are made.

          As between the Collateral Agent and the Company, the insurance payments for any property damage or loss to any Airframe or Engine not constituting an Event of Loss with respect thereto will be applied in payment for repairs or for replacement property in accordance with the terms of Sections 3.2(c) and 3.4 hereof, if not already paid for by the Company (or any Lessee), and any balance (or if already paid for by the Company (or any Lessee), all such insurance proceeds) remaining after compliance with such Sections with respect to such loss shall be paid to the Company (or any Lessee if directed by the Company).

          (II) During any period that an Aircraft is on the ground and not in operation, the Company may, in relation to such Aircraft, carry or cause to be carried, in lieu of the insurance required by clause (b) (I) above, insurance otherwise conforming with the provisions of said clause (b) (I) except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned by the Company of the same type similarly on the ground and not in operation; PROVIDED that the Company shall maintain insurance against risk of loss or damage to such Aircraft in an amount at least equal to the amount of insurance of such type maintained by the Company on the Temporary Amendment Effective Date with respect to such Aircraft during such period that such Aircraft is on the ground and not in operation.

          (c)  REPORTS, ETC.

          The Company will furnish, or cause to be furnished, to the Collateral Agent, on or before the Temporary Amendment Effective Date and on or before July 1, in each year thereafter commencing July 1, 1999 a report, signed by Aon Risk Services, Inc. of Minnesota, Marsh & McLennan, Incorporated or any other independent firm of insurance brokers reasonably acceptable to the Collateral Agent (the "INSURANCE BROKERS"), describing in reasonable detail the insurance and reinsurance then carried and maintained with respect to the Aircraft and stating the opinion of such firm that the insurance then carried and maintained with respect to the Aircraft complies with the terms hereof; PROVIDED, HOWEVER, that all information contained in the foregoing report shall not be made available by the Secured Creditors to anyone except (A) to permitted transferees of the interest of the Secured Creditors who agree to hold such information confidential, (B) to the Secured Creditors' counsels or independent public accountants or independent insurance advisors who agree to hold such information confidential or (C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation. The Company will cause such Insurance Brokers to agree to advise the Collateral Agent in writing of any default in the payment of any premium and of any other act or omission on the part of the Company of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. To the extent such agreement is reasonably obtainable, the Company will also cause such Insurance Brokers to agree to advise the Collateral Agent in writing at least thirty (30) days (seven (7) days in the case of war risk and allied perils coverage) prior to the expiration or termination date of any insurance carried and maintained on the Aircraft pursuant to this Section
3.6. In addition, the Company will also cause such Insurance Brokers to deliver to the Collateral Agent, on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by the Company to the Collateral Agent on the Temporary Amendment Effective Date. In the event that the Company or any Lessee shall fail to maintain or cause to be maintained insurance as herein provided, the Collateral Agent may at its sole option provide such insurance and, in such event, the Company shall, upon demand, reimburse the Collateral Agent for the cost thereof to the Collateral Agent, without waiver of any other rights the Collateral Agent may have.

          (d)  SELF-INSURANCE.

          The Company may self-insure by way of deductible, premium adjustment or franchise provisions or otherwise (including, with respect to insurance maintained pursuant to Section 3.6(b), insuring for maximum amounts which are less than the amounts required by such Section) in the insurance covering the risks required to be insured against pursuant to this Section 3.6 under a program applicable to all the aircraft in the Company's fleet, but in no case shall the aggregate amount of self-insurance in regard to Section 3.6(a) and
Section 3.6(b) exceed during any policy year, with respect to all of the aircraft in the Company's fleet (including, without limitation, the Aircraft), the lesser of (a) 50% of the largest replacement value of any single aircraft in the Company's fleet or (b) 1-1/2% of the average aggregate insurable value (during the preceding policy year) of all aircraft (including, without limitation, the Aircraft) on which the Company carries insurance. In addition, the Company (and any Lessee) may self-insure to the extent of any applicable mandatory minimum per aircraft (or, if applicable, per annum or other period) hull or liability insurance deductible imposed by the aircraft hull or liability insurers.

          (e)  ADDITIONAL INSURANCE BY THE COLLATERAL AGENT AND THE COMPANY.

          The Company (and any Lessee) may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this Section 3.6, so long as such excess insurance is not in conflict with the insurance otherwise required hereunder.

          (f)  INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE.

          Notwithstanding any provisions of this Section 3.6 requiring insurance, the Collateral Agent agrees to accept, in lieu of insurance against any risk with respect to an Aircraft, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof or, upon the written consent of the Collateral Agent, other government of registry of such Aircraft or any agency or instrumentality thereof, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Company (or any Lessee) with respect to the Aircraft (including permitted self-insurance) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 3.6.

          (g)  APPLICATION OF PAYMENTS DURING EXISTENCE OF AN EVENT OF DEFAULT.

          Any amount referred to in paragraph (b) of this Section 3.6 which is payable to or retainable by the Company (or any Lessee) shall not be paid to or retained by the Company (or any Lessee) if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Collateral Agent as security for the Obligations and, if the aggregate unpaid principal amount of the Notes shall be declared to be due and payable pursuant to the Credit Agreement, applied against the Obligations as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Event of Default or (b) the termination of this Mortgage in accordance with Section 8.1, such amount, and any interest realized thereon pursuant to Section 6.1 hereof, shall be paid to the Company (or such Lessee) to the extent not previously applied in accordance with the preceding sentence.

          Section 3.7.  FILINGS.

          The Company will take, or cause to be taken, at the Company's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Mortgage in the office of the Federal Aviation Administration, pursuant to the Federal Aviation Act, and in such other places as may be required under any applicable law or regulation, each Mortgage Supplement and any financing statements or other instruments as are necessary, or reasonably requested by the Collateral Agent and appropriate, to maintain, so long as this Mortgage is in effect, the perfection and preservation of the Lien created by this Mortgage, or will furnish to the Collateral Agent timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable the Collateral Agent to take such action.

                                   ARTICLE 4.

                        REMEDIES OF THE COLLATERAL AGENT
                            UPON AN EVENT OF DEFAULT

          Section 4.1. EVENT OF DEFAULT. It shall be an Event of Default hereunder if under the Credit Agreement an "Event of Default" (as such term is defined in the Credit Agreement) shall occur; PROVIDED, that if the Company shall have undertaken to cure any failure which arises under Section 3.2(c) hereof, or under the first sentence of Section 3.2(b) hereof as it relates to maintenance, service, repair or overhaul or under Section 3.4(a), (b), (c) or
(d) hereof and, notwithstanding the diligence of the Company in attempting to cure such failure, such failure is not cured within 30 days but is curable with future due diligence, there shall exist no Event of Default so long as the Company is proceeding with due diligence to cure such failure and such failure is remedied not later than one hundred eighty (180) days after receipt by the Company of notice from the Collateral Agent of such failure; and PROVIDED FURTHER, that any failure of the Company to perform or observe any covenant, condition, agreement or any error in a representation or warranty shall not constitute an Event of Default if such failure or error is caused solely by reason of an event that constitutes an Event of Loss so long as the Company is continuing to comply with all of the terms of Section 3.5 hereof.

          Section 4.2.  REMEDIES WITH RESPECT TO COLLATERAL.

          (a)  REMEDIES AVAILABLE.

          Upon (i) the occurrence and continuance of any Event of Default, the Collateral Agent (in accordance with the provisions of Article 5 hereof) may, and upon the written instructions of the Required Banks, the Collateral Agent shall, do one or more of the following; PROVIDED, HOWEVER, that during any period that an Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 3.2(a) hereof and in possession of the United States government or an agency or instrumentality of the United States, the Collateral Agent shall not, on account of any Event of Default, be entitled to exercise any of the remedies specified in the following clauses (A), (B) and
(C) in relation to such Aircraft in such manner as to limit the Company's control under this Mortgage of the relevant Airframe, or any Engines installed thereon, unless at least sixty (60) days' (or such lesser period as may then be applicable under the Air Mobility Command program of the United States Air Force) written notice of default hereunder shall have been given by the Collateral Agent by registered or certified mail to the Company (and any Lessee) with a copy addressed to the Contracting Office Representative for the Air Mobility Command of the United States Air Force under any contract with the Company (or any Lessee) relating to such Aircraft:

          (A) cause the Company, upon the written demand of the Collateral Agent, at the Company's expense, to deliver promptly, and the Company shall deliver promptly, all or such part of the Airframes, the Engines or other Collateral as the Collateral Agent may so demand to the Collateral Agent or its order, or the Collateral Agent, at its option, may enter upon the premises where all or any part of the Airframes, the Engines or other Collateral are located and take immediate possession (to the exclusion of the Company and all Persons claiming under or through the Company) of and remove the same by summary proceedings or otherwise together with any engine which is not an Engine but which is installed on an Airframe, subject to all of the rights of the owner, lessor, lien or secured party of such engine; PROVIDED that an Airframe with an engine (which is not an Engine) installed thereon may be flown or returned only to a location within the continental United States, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by the Company, may at the option of the Collateral Agent, be exchanged with the Company for an Engine in accordance with the provisions of Section 3.4(e) hereof;

          (B) sell all or any part of the Airframes, Engines or other Collateral at public or private sale, whether or not the Collateral Agent shall at the time have possession thereof, as the Collateral Agent may determine, or lease or otherwise dispose of all or any part of the Airframes, the Engines or other Collateral as the Collateral Agent, in its sole discretion, may determine, all free and clear of any rights or claims of whatsoever kind of the Company; PROVIDED, HOWEVER, that the Company shall be entitled at any time prior to any such disposition to redeem the Collateral by paying in full all of the Obligations; or

          (C) exercise any or all of the rights and powers and pursue any and all remedies of a secured party under the Uniform Commercial Code of the State of New York.

          Upon every taking of possession of Collateral under this Section 4.2, the Collateral Agent may, from time to time, at the expense of the Collateral Agent, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper. In each such case, the Collateral Agent shall have the right to maintain, store, lease, control or manage the Collateral and to exercise all rights and powers of the Company relating to the Collateral in connection therewith, as the Collateral Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Collateral Agent may determine; and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Collateral Agent under any provision of this Mortgage to collect and receive all cash held by, or required to be deposited with, the Collateral Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of the Collateral Agent, and of all Persons properly engaged and employed by the Collateral Agent.

          In addition, the Company shall be liable for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Collateral Agent's remedies with respect thereto, including all costs and expenses incurred in connection with the retaking or return of any Airframe or Engines in accordance with the terms hereof or under the Uniform Commercial Code of the State of New York, which amounts shall, until paid, be secured by the Lien of this Mortgage.

          If an Event of Default shall have occurred and the Notes shall have been accelerated at the request of the Collateral Agent the Company shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent or an agent or representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral to which the Collateral Agent shall at the time be entitled hereunder. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Collateral Agent, the Collateral Agent may obtain a judgment conferring on the Collateral Agent the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Collateral Agent, to the entry of which judgment the Company hereby specifically consents to the fullest extent it may lawfully do so.

          Nothing in the foregoing shall affect the right of each Secured Creditor to receive all payments of principal of, and interest on, the Obligations held by such Secured Creditor and all other amounts owing to such Secured Creditor as and when the same may be due.

          (b)  NOTICE OF SALE.

          The Collateral Agent shall give the Company at least fifteen (15) days' prior written notice of the date fixed for any public sale of any Airframe or Engine or the date on or after which any private sale will be held, which notice the Company hereby agrees is reasonable notice, and any such public sale shall be conducted in general so as to afford the Company (and any Lessee) a reasonable opportunity to bid.

          (c)  RECEIVER.

          If any Event of Default shall occur and be continuing, to the extent permitted by law, the Collateral Agent shall be entitled, as a matter of right as against the Company, without notice or demand and without regard to the adequacy of the security for the Obligations or the solvency of the Company, upon the commencement of judicial proceedings by it to enforce any right under this Mortgage, to the appointment of a receiver of the Collateral and of the tolls, rents, revenues, issues, income, products and profits thereof.

          (d)  CONCERNING SALES.

          At any sale under this Article, any Secured Creditor may bid for and purchase the property offered for sale, may make payment on account thereof as herein provided, and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any purchaser shall be entitled, for the purpose of making payment for the property purchased, to deliver any of the Notes or other Obligations in lieu of cash in the amount which shall be payable thereon as principal or interest. Said Notes and other Obligations, in case the amount so payable to the holders thereof shall be less than the amounts due thereon, shall be returned to the holders thereof after being stamped or endorsed to show partial payment.

          Section 4.3.  WAIVER OF APPRAISEMENT, ETC., LAWS.

          To the full extent that it may lawfully so agree, the Company agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Collateral, or any part thereof, or the possession thereof by any purchaser at any sale under this Article; but the Company, for itself and all who may claim under it, so far as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the property in the Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclosure this Mortgage may order the sale of the Collateral as an entirety.

          Section 4.4.  APPLICATION OF PROCEEDS.

          (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral shall be applied as follows:

          (i) first, to the payment of all Obligations owing the Collateral Agent of the type provided in clauses (ii) and (iii) of the definition of Obligations;

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors, with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Mortgage pursuant to Section 7.12 hereof, to the Company or as required by applicable law.

          (b) For purposes of this Mortgage "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

          (c) If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Obligations of the other Secured Creditors, with each Secured Creditor whose Obligations have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Obligations of such Secured Creditor and the denominator of which is the unpaid Obligations of all Secured Creditors entitled to such distribution.

          (d) It is understood that the Company shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of
Section 4.4(a).

          Section 4.5.  REMEDIES CUMULATIVE.

          Each and every right, power and remedy hereby specifically given to the Collateral Agent or otherwise in this Mortgage shall be cumulative and shall be in addition to every other right, power and remedy specifically given under this Mortgage or the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Company in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

          Section 4.6.  DISCONTINUANCE OF PROCEEDINGS.

          In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Mortgage by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Company, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Mortgage, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted (but otherwise without prejudice).


                                     ARTICLE 5.

                                     INDEMNITY

          Section 5.1.  INDEMNITY.

          (a) The Company agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their successors, permitted assigns, employees, agents and servants (hereinafter in this Section 5.1 referred to as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 5.1 the foregoing are collectively, called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Mortgage, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort

(including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 5.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Company agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Company shall assume full responsibility for the defense thereof. Indemnitees agree to use their best efforts to promptly notify the Company of any such assertion of which such Indemnitees have knowledge.

          (b) Without limiting the application of Section 5.1(a), the Company agrees to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 5.1(a) or (b), the Company agrees to pay, indemnify and hold the Indemnitees harmless from and against any loss, costs, damages and expenses which the Indemnitees may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Company in this Mortgage, or any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Mortgage, or any other Credit Document.

          (d) If and to the extent that the obligations of the Company under this Section 5.1 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          Section 5.2.  INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL.

          Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral until the Termination Date. The indemnity obligations of the Company contained in this Section 5 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and the payment of all other Obligations and notwithstanding the discharge thereof.

                                     ARTICLE 6.

                            INVESTMENT OF SECURITY FUNDS

          Section 6.1.  INVESTMENT OF SECURITY FUNDS.

          Any monies paid to or retained by the Collateral Agent which are required to be paid to the Company or applied for the benefit of the Company (including, without limitation, amounts payable to the Company under Sections 3.5(d), 3.5(f), 3.6(b) and 3.6(g) hereof), but which the Collateral Agent is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Company or applied as provided herein, be invested by the Collateral Agent at the written authorization and direction of the Company from time to time at the sole expense and risk of the Company in Permitted Investments. After the occurrence and during the continuance of an Event of Default, Permitted Investments will be selected by the Collateral Agent at its discretion. At the time of such payment or application, there shall be remitted to the Company any gain (including interest received) realized as the result of any such investment (net of any fees, commissions, other expenses or losses, if any, incurred in connection with such investment) unless an Event of Default shall have occurred and be continuing. The Collateral Agent shall not be liable for any loss relating to a Permitted Investment made pursuant to this Article 6. The Company will promptly pay to the Collateral Agent, on demand, the amount of any loss (net of any gains, including interest received) realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).


                                     ARTICLE 7.

                                   MISCELLANEOUS

          Section 7.1.  NO LEGAL TITLE TO COLLATERAL IN NOTEHOLDER.

          No Secured Creditor shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of a Note or other right, title and interest of a Secured Creditor in and to the Collateral or this Mortgage shall operate to terminate this Mortgage or entitle any successor or transferee of such Secured Creditor to an accounting or to the transfer to it of legal title to any part of the Collateral.

          Section 7.2.  SALE OF THE AIRCRAFT BY COLLATERAL AGENT IS BINDING.

          Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any interest therein by the Collateral Agent made pursuant to the terms of this Mortgage shall bind the Secured Creditors and the Company, and shall be effective to transfer or convey all right, title and interest of the Collateral Agent, the Company, and the Secured Creditors in and to the Aircraft, the Airframe, any Engine or any interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Collateral Agent;

          Section 7.3.  BENEFIT OF MORTGAGE.

          Nothing in this Mortgage, whether express or implied, shall be construed to give to any Person other than the Company, the Collateral Agent, and the Secured Creditors any legal or equitable right, remedy or claim under or in respect of this Mortgage or any Note.

          Section 7.4.  NOTICES.

          Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and shall be delivered, mailed, telegraphed, telexed, facsimile transmitted or cabled, addressed:

          (a)    if to the Company, at its office at:

                 2700 Lone Oak Parkway
                 Eagan, MN  55121
                 Telecopy:  (612) 726-0665
                 Attention:  Senior Vice President -
                             Finance and Treasurer

          (b)    if to the Collateral Agent:

                 Bankers Trust Company
                 233 South Wacker Drive
                 Suite 8400
                 Chicago, Illinois  60606
                 Telecopy:  (312) 993-8218
                 Attention:  John C. Moses; and
                             Jonathan Salkin

          (c) if to any Secured Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Secured Creditor shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile transmitted or cabled or sent by overnight courier, be effective on the third Business Day following deposit in the U.S. mails, certified, return receipt requested, when delivered to the telegraph company, cable company or on the day following delivery to an overnight courier, as the case may be, or when sent by telex or facsimile device, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

          Section 7.5.  WAIVER; AMENDMENT.

          None of the terms and conditions of this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Company and the Collateral Agent (with the consent of the Required Banks or, to the extent required by Section 12.12 of the Credit Agreement, all of the Banks).

          Section 7.6.  OBLIGATIONS ABSOLUTE.

          The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company, except to the extent that the enforceability thereof may be limited by any such event; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Mortgage or any other Credit Document, except as specifically set forth in a waiver granted pursuant to Section 7.5; or (c) any amendment to or modification of any Credit Document or any security for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing, except as specifically set forth in an amendment or modification executed pursuant to
Section 7.5.

          Section 7.7.  SUCCESSORS AND ASSIGNS.

          This Mortgage shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns; PROVIDED, that the Company may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by the Company herein or in any certificate or other instrument delivered by the Company or on its behalf under this Mortgage shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Mortgage and the other Credit Documents regardless of any investigation made by the Secured Creditors or on their behalf.

          Section 7.8.  HEADINGS DESCRIPTIVE.

          The headings of the several sections of this Mortgage are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Mortgage.

          Section 7.9.  SEVERABILITY.

          Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 7.10.  GOVERNING LAW.

          THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD DICTATE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

          Section 7.11.  COMPANY'S DUTIES.

          It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Company shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Mortgage, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or with respect to any Collateral.

          Section 7.12.  TERMINATION; RELEASE.

          (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 5.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the Company, will promptly execute and deliver to the Company a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Mortgage, and will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of its Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Mortgage. As used in this Mortgage, "Termination Date" shall mean the earlier to occur of (x) the Temporary Amendment Expiry Date and (y) the first date upon which the Total Commitment and all Letters of Credit have been terminated, no
Note is outstanding (and all Loans have been paid in full), and all other Obligations then owing have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 12.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement, such Collateral will be sold free and clear of the Liens created by this Mortgage and the Collateral Agent, at the request and expense of the Company, will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Collateral of the Company as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Mortgage.

          (c) At any time that the Company desires that Collateral be released as provided in the foregoing Section 7.12(a) or (b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 7.12(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the Company shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 7.

          Section 7.13.  COUNTERPARTS.

          This Mortgage may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Collateral Agent.

          Section 7.14.  THE COLLATERAL AGENT.

          The Collateral Agent will hold in accordance with this Mortgage all items of the Collateral at any time received under this Mortgage. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Mortgage, acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Mortgage, are only those expressly set forth in this Mortgage. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 11 of the Credit Agreement.

          Section 7.15.  LIMITED OBLIGATIONS.

          It is the desire and intent of the Company, the Collateral Agent and the Secured Creditors that this Mortgage shall be enforced against the Company to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Company under this Mortgage shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of the Company by reference to the full amount of the Obligations at the time of the execution and delivery of this Mortgage), then the amount of the Obligations of the Company shall be deemed to be reduced and the Company shall pay the maximum amount of the Obligations which would be permissible under the applicable law.

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed by their respective officers, as the case may be, there unto duly authorized, as of the day and year first above written.

                                        NORTHWEST AIRLINES, INC.

                                        By:  /s/ Mark D. Powers
                                             ----------------------------------
                                             Title: Vice President-Finance
                                                    and Assistant Treasurer

                                        BANKERS TRUST COMPANY,
                                             as Collateral Agent

                                        By:  /s/ Robert R. Telesca
                                             ----------------------------------
                                             Title: Assistant Vice President

                            DEFINITIONS RELATING TO THE
                            AIRCRAFT MORTGAGE AGREEMENT

          Unless otherwise defined herein, terms used in the Mortgage shall have the meaning provided thereto in the "Credit Agreement" as defined herein. The definitions stated herein shall apply equally to both the singular and plural forms of the terms defined.

          "ADDITIONAL PARTS" has the meaning given such term in Section 3.4(d) of the Mortgage.

          "AGENTS" has the meaning given to such term in the Credit Agreement.

          "AIRCRAFT" means each of the Airframes (or any Replacement Airframes substituted therefor pursuant to Section 3.5 of the Mortgage) together with the Engines (if any) installed thereon (or any Replacement Engines substituted for said Engines pursuant to Section 3.4 of the Mortgage), whether or not any of such initial or substitute Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft.

          "AIRFRAMES" means each of the airframes described in Section 2.1(a) of the Mortgage together with any and all Parts (other than Engines or engines), and any Replacement Airframe that may from time to time be substituted, pursuant to Section 3.5 of the Mortgage, for such Airframe; so long as the same shall be incorporated or installed in or attached to such Airframe.

          "APPRAISED VALUE" means the value of the Aircraft as set forth in the most recent Appraisal delivered pursuant to Section 5A.11 or Section 7.01(g) of the Credit Agreement.

          "BALANCE DUE" has the meaning given such term in Section 3.6(b) of the Mortgage.

          "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, and any successor provisions thereof.

          "BANKS" has the meaning provided such term in the Credit Agreement.

          "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

          "CITIZEN OF THE UNITED STATES" has the meaning specified in Section 40102(a)(15) of Title 49 of the United States Code.

          "CIVIL RESERVE AIR FLEET PROGRAM" means the Civil Reserve Air Fleet Program, currently administered by the United States Air Force Military Command pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

          "COLLATERAL" has the meaning given to such term in Section 2.1 of the Mortgage.

          "COLLATERAL AGENT" has the meaning specified in the preamble to the Mortgage.

          "COMPANY" has the meaning specified in the preamble to the Mortgage.

          "CONTRACT RIGHTS" means all of the Company's right, title and interest in and to any purchase agreement, modification agreement and buyer-furnished equipment agreement, as and to the extent that the same relates to any Aircraft and the operation thereof, including, without limitation, (a) all claims for damages in respect of any Aircraft arising as a result of any default by the manufacturer or the seller under any purchase agreement, modification agreement and buyer-furnished equipment agreement, in respect of such Aircraft, including, without limitation, all warranty, service life policy, aircraft performance guarantee and indemnity provisions in such agreements in respect of any Aircraft and all claims thereunder and (b) any and all rights of the Company to compel performance of the terms of any purchase agreement, modification agreement and buyer-furnished equipment agreement, in respect of any Aircraft.

          "CREDIT AGREEMENT" means the Credit Agreement, dated as of December 15, 1995, amended and restated as of October 16, 1996, further amended and restated as of December 29, 1997, further amended as of January 23, 1998 and further amended as of May 12, 1998, by and among Northwest Airlines Corporation, a Delaware corporation, NWA Inc., a Delaware corporation, the Company, the lenders from time to time party thereto (the "Banks") ABN AMRO Bank N.V., as compliance agent (the "Compliance Agent"), Bankers Trust Company, as administrative agent (the "Administrative Agent"), Chase Securities Inc., as syndication agent (the "Syndication Agent"), Citibank, N.A., as documentation agent (the "Documentation Agent"), and National Westminster Bank plc and U.S. Bancorp (f/k/a First Bank National Association) as agents (together with the Compliance Agent, the Administrative Agent, the Syndication Agent and the Documentation Agent, each an "Agent" and collectively, the Agents") as amended, modified and/or supplemented from time to time.

          "DEFAULT" means an event which, with the giving of notice, lapse of time or both would become an Event of Default.

          "DOLLARS" and "$" means the lawful currency of the United States of America.

          "ENGINES" means each of the engines described in Section 2.1(a) of the Mortgage whether or not from time to time installed on any Airframe or on any other aircraft, and any Replacement Engine that may from time to time be substituted, pursuant to Section 3.4 of the Mortgage, for such Engine; together in each case with any and all Parts incorporated or installed in or attached thereto.

          "EVENT OF DEFAULT" has the meaning given such term in Section 4.1 of the Mortgage.

          "EVENT OF LOSS" with respect to the Aircraft, the Airframes, or the Engines means any of the following events with respect to such property:

          (i) the loss of such property or the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by the Company for any reason whatsoever;

          (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss;

          (iii) the theft or disappearance of such property, or the confiscation, condemnation, or seizure of, or requisition of title to, or use of, such property by any governmental or purported governmental authority (other than a requisition for use by the United States government or any other government of registry of an Aircraft, or any agency or instrumentality of any thereof which in the case of any event referred to in this clause (iii) (other than a requisition of title) shall have resulted in the loss of possession of such property by the Company for a period in excess of 180 consecutive days or, in the case of a requisition of title, the requisition of title shall not have been reversed within 90 days from the date of such requisition of title;

          (iv) as a result of any law, rule, regulation, order or other action by the Federal Aviation Administration or other governmental body of the government of registry of an Aircraft having jurisdiction, the use of such property in the normal course of the business of air transportation shall have been prohibited for a period of 180 consecutive days; and

          (v) any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 3.2(a) of the Mortgage. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the relevant Airframe.

          "FEDERAL AVIATION ACT" means that portion of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

          "FEDERAL AVIATION ADMINISTRATION" and "FAA" mean the United States Federal Aviation Administration, and any agency or instrumentality of the United States government succeeding to its functions.

          "FOREIGN AIR CARRIER" means any air carrier which is not a U.S. Air Carrier and which performs maintenance, preventative maintenance and inspections for an Aircraft, an Airframe, the Parts and/or the related Engines or engines to standards which are approved by, or which are substantially equivalent to those required by, the Federal Aviation Administration, the Civil Aviation Authority of United Kingdom, the Direction Generale de l'Aviation Civile of the French Republic, the Luftfahrt Bundesamt of the Federal Republic of Germany, the Rijflauchtraatdienst of the Kingdom of the Netherlands, the Ministry of Transportation of Japan or the Federal Ministry of Transport of Canada (or any agency or instrumentality of the applicable government succeeding to the jurisdiction of the foregoing entities).

          "GUARANTOR" or "GUARANTORS" means individually or collectively, as the context may require, Northwest Airlines Corporation, a Delaware corporation, NWA Inc., a Delaware corporation, and, any other "Guarantor" under, and as defined in, the Credit Agreement.

          "LEASE" means any lease permitted by the terms of Section 3.2(a)(x) of the Mortgage.

          "LESSEE" means any lessee permitted by the terms of Section 3.2(a)(x) of the Mortgage.

          "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or lien of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any capital lease having substantially the same economic effect as any of the foregoing).

          "MORTGAGE" means the Aircraft Mortgage and Security Agreement covering the Collateral, dated as of May 12, 1998, between the Company and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "MORTGAGE SUPPLEMENT" means any Mortgage and Security Agreement Supplement substantially in the form of EXHIBIT A to the Mortgage, and any other supplement to the Mortgage, from time to time executed and delivered.

          "OBLIGATIONS" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Company and each Guarantor owing to the Secured Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by the Company and each Guarantor with the terms of each such Credit Document;
(ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral and (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

          "OBSOLETE PARTS" has the meaning given such term in Section 3.4(d) of the Mortgage.

          "OFFICER'S CERTIFICATE" means, as to any Person, a certificate signed by the Chairman, the Vice Chairman, the President, any Executive Vice President, any Director, any Senior Vice President, any Vice President, any Assistant Vice President, the Treasurer or any Assistant Treasurer, the Secretary, or any Assistant Secretary of such Person.

          "PARTS" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats, buyer furnished equipment, and other equipment of whatever nature (other than (a) complete Engines or engines, (b) items leased by the Company from a third party and (c) cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine.

          "PERMITTED INVESTMENTS" means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 90 days or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a rating of Aa or better by Moody's Investors Service, Inc. ("MOODY'S") or AA or better by Standard & Poor's Corporation ("S&P") and having a final maturity of 90 days or less from date of purchase thereof; and (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of Al by S&P or P1 by Moody's and having a final maturity of 90 days or less from the date of purchase thereof; provided that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not be in excess of 5% of such bank's capital and surplus.

          "PERMITTED LESSEE" means any air carrier domiciled in a country listed in SCHEDULE III to the Mortgage.

          "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "REPLACEMENT AIRCRAFT" means any Aircraft of which a Replacement Airframe is part.

          "REPLACEMENT AIRFRAME" means an aircraft (except Engines or engines from time to time installed thereon), which shall have been made subject to the Lien of the Mortgage pursuant to Section 3.5 thereof.

          "REPLACEMENT CLOSING DATE" has the meaning given such term in Section 3.5(c) of the Mortgage.

          "REPLACEMENT ENGINE" means an aircraft engine suitable for installation and use on the relevant Airframe and which has a value, utility and remaining useful life (except for maintenance cycle condition) at least equal to the Engine which it is replacing, assuming such Engine was of the value, utility and remaining useful life (except for maintenance cycle condition) required by the terms of the Mortgage, and which shall have been made subject to the Lien of the Mortgage pursuant to Section 3.4 or 3.5 of the Mortgage.

          "REQUIRED BANKS" has the meaning given such term in the Credit Agreement.

          "SECURED CREDITORS" has the meaning given such term in the preamble to the Mortgage.

          "TEMPORARY AMENDMENT" means the Temporary Amendment to the Credit Agreement, dated as of May 12, 1998, by and among Holdings, NWA, the Company, the Agents and the Banks.

          "TEMPORARY AMENDMENT EFFECTIVE DATE" has the meaning provided in the Temporary Amendment.

          "TEMPORARY AMENDMENT EXPIRY DATE" has the meaning provided in the Temporary Amendment.

          "TERMINATION DATE" has the meaning given to such term in Section 7.12 of the Mortgage.

          "U.S. AIR CARRIER" means any Certificated Air Carrier as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

          "WET LEASE" means any arrangement whereby the Company (or any Lessee) agrees to furnish any Airframe and the Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines (i) shall be operated solely by regular employees of the Company (or any Lessee) possessing all current certificates and licenses that would be required under the Federal Aviation Act or, if the Aircraft is not registered in the United States, all certificates and licenses required by the laws of the jurisdiction of registry, for the performance by such employees of similar functions within the United States of America or such other jurisdiction of registry (it is understood that cabin attendants need not be regular employees of the Company (or any Lessee) and (ii) shall be maintained by the Company (or any Lessee) in accordance with its normal maintenance practices.

                                                                     EXHIBIT A

                       FORM OF AIRCRAFT MORTGAGE AND SECURITY
                            AGREEMENT SUPPLEMENT NO.___

          Aircraft Mortgage and Security Agreement Supplement No. _____ dated ___________ ("MORTGAGE SUPPLEMENT") of NORTHWEST AIRLINES, INC. (the "COMPANY").

                                W I T N E S S E T H:

          WHEREAS, the Aircraft and Security Mortgage Agreement, dated as of May 12, (the "MORTGAGE"), between the Company and Bankers Trust Company, as Collateral Agent (the "COLLATERAL AGENT"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Mortgage being used herein with the same meanings), and shall specifically grant a security interest in the Aircraft to the Collateral Agent; and

          WHEREAS, the Company has, as provided in the Mortgage, heretofore executed and delivered to the Collateral Agent _ Mortgage Supplement(s) for the purpose of specifically subjecting to the Lien of the Mortgage certain airframes and/or engines therein described, which Mortgage Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

DATE      RECORDATION DATE    FAA DOCUMENT NUMBER

          NOW, THEREFORE, in order to secure the prompt payment of the Obligations, subject to the terms and conditions of the Mortgage, and in consideration of the premises and of the covenants contained in the Mortgage, and of other good and valuable consideration given to the Company at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company has mortgaged, assigned, pledged, hypothecated and granted, and does hereby mortgage, assign, pledge, hypothecate and grant, a continuing security interest in, and mortgage lien on, the property comprising all its right, title and interest in and to the Airframes and Engines described in Annex A attached hereto, whether or not such Engines shall be installed in or attached to the Airframes or any other aircraft, to the Collateral Agent, its successors and assigns, for the benefit and security of the Secured Creditors;

          To have and to hold all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the benefit and security of the Secured Creditors and for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

          This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed and terms not otherwise defined herein shall have the meaning provided in the Mortgage.

                                                                     Exhibit A
                                                                        Page 2

          THIS MORTGAGE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD DICTATE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                                                                     Exhibit A
                                                                        Page 3

          IN WITNESS WHEREOF, the Company has caused this Supplement No. _ to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                        NORTHWEST AIRLINES, INC.

                                        By:____________________________________
                                             Title:

                                      ANNEX A
                                    TO MORTGAGE
                               SUPPLEMENT NO. ______

                        DESCRIPTION OF AIRFRAME AND ENGINES
                                      AIRFRAME

                                                                      SCHEDULE I
                                                                              to
                                                                        MORTGAGE

                             SCHEDULE OF AIRFRAMES AS
                              PART OF THE COLLATERAL
                             ------------------------
                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-9-32             N604NW              47222

 McDonnell Douglas   DC-9-32             N605NW              47223

 McDonnell Douglas   DC-9-32             N606NW              47225

 McDonnell Douglas   DC-9-32             N607NW              47232

 McDonnell Douglas   DC-9-32             N608NW              47233

 McDonnell Douglas   DC-9-32             N609NW              47234

 McDonnell Douglas   DC-9-32             N610NW              47432

 McDonnell Douglas   DC-9-32             N611NA              47435

 McDonnell Douglas   DC-9-32             N612NW              47436

 McDonnell Douglas   DC-9-32             N613NW              47438

 McDonnell Douglas   DC-9-32             N614NW              47128

 McDonnell Douglas   DC-9-32             N615NW              47129

 McDonnell Douglas   DC-9-32             N618NW              47433

 McDonnell Douglas   DC-9-32             N619NW              47518

 McDonnell Douglas   DC-9-32             N621NW              47544

 McDonnell Douglas   DC-9-32             N623NW              47591

 McDonnell Douglas   DC-9-31             N952N               47073

 McDonnell Douglas   DC-9-31             N953N               47083

 McDonnell Douglas   DC-9-31             N955N               47160

                                                                      SCHEDULE I
                                                                          Page 2

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-9-31             N957N               47253

 McDonnell Douglas   DC-9-31             N960N               47256

 McDonnell Douglas   DC-9-32             N927RC              47469

 McDonnell Douglas   DC-9-32             N3322L              47031

 McDonnell Douglas   DC-9-32             N3324L              47103

 McDonnell Douglas   DC-9-31             N8938E              47161

 McDonnell Douglas   DC-9-31             N919RW              47162

 McDonnell Douglas   DC-9-31             N920RW              47163

 McDonnell Douglas   DC-9-31             N913RW              47171

 McDonnell Douglas   DC-9-31             N912RW              47150

 McDonnell Douglas   DC-9-31             N911RW              47149

 McDonnell Douglas   DC-9-31             N9330               47138

 McDonnell Douglas   DC-9-31             N9331               47263

 McDonnell Douglas   DC-9-31             N9333               47246

 McDonnell Douglas   DC-9-31             N9336               47338

 McDonnell Douglas   DC-9-31             N8986E              47402

 McDonnell Douglas   DC-9-31             N8944E              47167

 McDonnell Douglas   DC-9-31             N8945E              47181

 McDonnell Douglas   DC-9-31             N8950E              47186

 McDonnell Douglas   DC-9-31             N8957E              47215

 McDonnell Douglas   DC-9-31             N8960E              45869

 McDonnell Douglas   DC-9-31             N8979E              47328

 McDonnell Douglas   DC-9-31             N8978E              47327

                                                                     SCHEDULE I
                                                                         Page 3

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-9-32             N601NW              47038

 McDonnell Douglas   DC-9-32             N602NW              47046

 McDonnell Douglas   DC-9-32             N603NW              47101

 McDonnell Douglas   DC-9-31             N956N               47252

 McDonnell Douglas   DC-9-31             N958N               47254

 McDonnell Douglas   DC-9-31             N959N               47255

 McDonnell Douglas   DC-9-31             N89S                47042

 McDonnell Douglas   DC-9-31             N1334U              47280

 McDonnell Douglas   DC-9-31             N1332U              47404

 McDonnell Douglas   DC-9-31             N908H               47517

 McDonnell Douglas   DC-9-32             N9347               45827

 McDonnell Douglas   DC-9-31             N916RW              47144

 McDonnell Douglas   DC-9-31             N924RW              47185

 McDonnell Douglas   DC-9-31             N914RW              47362

 McDonnell Douglas   DC-9-31             N9332               47264

 McDonnell Douglas   DC-9-31             N9335               47337

 McDonnell Douglas   DC-9-31             N9337               47346

 McDonnell Douglas   DC-9-31             N9338               47347

 McDonnell Douglas   DC-9-31             N8925E              45840

 McDonnell Douglas   DC-9-31             N8926E              45863

 McDonnell Douglas   DC-9-31             N8920E              45835

 McDonnell Douglas   DC-9-31             N8921E              45836

 McDonnell Douglas   DC-9-31             N8923E              45838

                                                                     SCHEDULE I
                                                                         Page 4

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-9-31             N9339               47382

 McDonnell Douglas   DC-9-32             N967N               47573

 McDonnell Douglas   DC-9-32             N945N               47664

 McDonnell Douglas   DC-9-31             N918RW              47158

 McDonnell Douglas   DC-9-31             N917RW              47145

 McDonnell Douglas   DC-9-31             N922RW              47182

 McDonnell Douglas   DC-9-31             N923RW              47183

 McDonnell Douglas   DC-9-31             N921RW              47164

 McDonnell Douglas   DC-9-32             N943N               47647

 McDonnell Douglas   DC-9-32             N987US              47458

 McDonnell Douglas   DC-9-31             N1798U              47369

 McDonnell Douglas   DC-9-32             N982US              45790

 McDonnell Douglas   DC-9-32             N9346               47376

 McDonnell Douglas   DC-9-32             N984US              47383

 McDonnell Douglas   DC-9-32             N941N               47450

 McDonnell Douglas   DC-9-32             N940N               47572

 McDonnell Douglas   DC-9-31             N9334               47247

 McDonnell Douglas   DC-9-31             N915RW              47139

 McDonnell Douglas   DC-9-31             N9340               47389

 McDonnell Douglas   DC-9-32             N942N               47459

 McDonnell Douglas   DC-9-32             N949N               47566

 McDonnell Douglas   DC-9-32             N622NW              47575

 McDonnell Douglas   DC-9-32             N617NW              47235

                                                                     SCHEDULE I
                                                                     Page 5

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-9-32             N616NW              47229

 McDonnell Douglas   DC-9-32             N620NW              47533

 McDonnell Douglas   DC-10-40            N141US              46750

 McDonnell Douglas   DC-10-40            N145US              46754

 McDonnell Douglas   DC-10-40            N146US              46755

 McDonnell Douglas   DC-10-40            N147US              46756

 McDonnell Douglas   DC-10-40            N148US              46757

 McDonnell Douglas   DC-10-40            N149US              46758

 McDonnell Douglas   DC-10-40            N150US              46759

 McDonnell Douglas   DC-10-40            N151US              46760

 McDonnell Douglas   DC-10-40            N152US              46761

 McDonnell Douglas   DC-10-40            N153US              46762

 McDonnell Douglas   DC-10-40            N154US              46763

 McDonnell Douglas   DC-10-40            N155US              46764

 McDonnell Douglas   DC-10-40            N156US              46765

 McDonnell Douglas   DC-10-40            N157US              46766

 McDonnell Douglas   DC-10-40            N158US              46767

 McDonnell Douglas   DC-10-40            N159US              46768

 McDonnell Douglas   DC-10-40            N160US              46769

 McDonnell Douglas   DC-10-40            N161US              46770

 McDonnell Douglas   DC-10-40            N162US              46771

 McDonnell Douglas   DC-10-30            N224NW              46581

 McDonnell Douglas   DC-10-30            N226NW              46583

                                                                      SCHEDULE I
                                                                          Page 6

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 McDonnell Douglas   DC-10-30            N228NW              46578

 McDonnell Douglas   DC-10-30            N234NW              46912

 McDonnell Douglas   DC-10-30            N235NW              46915

 McDonnell Douglas   DC-10-30            N236NW              46934

 McDonnell Douglas   DC-9-82             N301RC              48054

 McDonnell Douglas   DC-9-82             N302RC              48055

 McDonnell Douglas   DC-9-82             N931MC              48057

 Boeing              747-151             N601US              19778

 Boeing              747-151             N603US              19780

 Boeing              747-151             N608US              19785

 Boeing              747-251B            N611US              20356

 Boeing              747-251B            N612US              20357

 Boeing              747-251B            N613US              20358

 Boeing              747-251B            N614US              20359

 Boeing              747-251B            N615US              20360

 Boeing              747-251B            N623US              21705

 Boeing              747-251B            N624US              21706

 Boeing              747-251B            N625US              21707

 Boeing              747-251B            N628US              22389

 Boeing              747-212B            N641NW              21941

 Boeing              747-212B            N642NW              21942

 Boeing              747-251F            N616US              21120

 Boeing              747-251F            N617US              21121

                                                                      SCHEDULE I
                                                                          Page 7

                                                             Manufacturer's
 Manufacturer        Model               Registration No.    Serial No.
 ------------        -----               ----------------    --------------
 Boeing              747-251F            N618US              21122

 Boeing              747-251F            N619US              21321

 Boeing              747-251F            N629US              22388

                                                                    Schedule II
                                                                             to
                                                                       MORTGAGE


                              SCHEDULE OF ENGINES AS
                               PART OF THE COLLATERAL


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-7     649148            Pratt &         JT8D-7    649500
                                                      Whitney

 Pratt & Whitney         JT8D-7     649532            Pratt &         JT8D-7    649524
                                                      Whitney

 Pratt & Whitney         JT8D-7     649604            Pratt &         JT8D-7    649626
                                                      Whitney

 Pratt & Whitney         JT8D-7     653447            Pratt &         JT8D-7    653315
                                                      Whitney

 Pratt & Whitney         JT8D-7     653519            Pratt &         JT8D-7    653601
                                                      Whitney

 Pratt & Whitney         JT8D-7     653630            Pratt &         JT8D-7    653617
                                                      Whitney

 Pratt & Whitney         JT8D-7     653641            Pratt &         JT8D-7    653677
                                                      Whitney

 Pratt & Whitney         JT8D-7     653719            Pratt &         JT8D-7    653713
                                                      Whitney

 Pratt & Whitney         JT8D-7     653772            Pratt &         JT8D-7    653787
                                                      Whitney

 Pratt & Whitney         JT8D-7     653840            Pratt &         JT8D-7    653819
                                                      Whitney

 Pratt & Whitney         JT8D-7     653943            Pratt &         JT8D-7    653978
                                                      Whitney

 Pratt & Whitney         JT8D-7     654026            Pratt &         JT8D-7    653998
                                                      Whitney

 Pratt & Whitney         JT8D-7     654058            Pratt &         JT8D-7    654075
                                                      Whitney

                                                                    Schedule II
                                                                         Page 2


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-7     654682            Pratt &         JT8D-7    654111
                                                      Whitney

 Pratt & Whitney         JT8D-7     655196            Pratt &         JT8D-7    655205
                                                      Whitney

 Pratt & Whitney         JT8D-7     655286            Pratt &         JT8D-7    655225
                                                      Whitney

 Pratt & Whitney         JT8D-7     655294            Pratt &         JT8D-7    655307
                                                      Whitney

 Pratt & Whitney         JT8D-7     655393            Pratt &         JT8D-7    655379
                                                      Whitney

 Pratt & Whitney         JT8D-7     656025            Pratt &         JT8D-7    656835
                                                      Whitney

 Pratt & Whitney         JT8D-7     657167            Pratt &         JT8D-7    656850
                                                      Whitney

 Pratt & Whitney         JT8D-7     657274            Pratt &         JT8D-7    657302
                                                      Whitney

 Pratt & Whitney         JT8D-7     657319            Pratt &         JT8D-7    657307
                                                      Whitney

 Pratt & Whitney         JT8D-7     657355            Pratt &         JT8D-7    657366
                                                      Whitney

 Pratt & Whitney         JT8D-7     657381            Pratt &         JT8D-7    657371
                                                      Whitney

 Pratt & Whitney         JT8D-7     657440            Pratt &         JT8D-7    657448
                                                      Whitney

 Pratt & Whitney         JT8D-7     657451            Pratt &         JT8D-7    657464
                                                      Whitney

 Pratt & Whitney         JT8D-7     657497            Pratt &         JT8D-7    657511
                                                      Whitney

                                                                    Schedule II
                                                                         Page 3


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-7     657532            Pratt &         JT8D-7    657542
                                                      Whitney

 Pratt & Whitney         JT8D-7     657610            Pratt &         JT8D-7    657580
                                                      Whitney

 Pratt & Whitney         JT8D-7     657621            Pratt &         JT8D-7    657635
                                                      Whitney

 Pratt & Whitney         JT8D-9     678061            Pratt &         JT8D-9    667115
                                                      Whitney

 Pratt & Whitney         JT8D-9     653753            Pratt &         JT8D-9    654012
                                                      Whitney

 Pratt & Whitney         JT8D-9     656937            Pratt &         JT8D-9    654414
                                                      Whitney

 Pratt & Whitney         JT8D-9     656946            Pratt &         JT8D-9    656955
                                                      Whitney

 Pratt & Whitney         JT8D-9     657013            Pratt &         JT8D-9    656987
                                                      Whitney

 Pratt & Whitney         JT8D-9     657018            Pratt &         JT8D-9    657139
                                                      Whitney

 Pratt & Whitney         JT8D-9     657219            Pratt &         JT8D-9    657147
                                                      Whitney

 Pratt & Whitney         JT8D-9     657252            Pratt &         JT8D-9    657259
                                                      Whitney

 Pratt & Whitney         JT8D-9     657282            Pratt &         JT8D-9    657277
                                                      Whitney

 Pratt & Whitney         JT8D-9     657284            Pratt &         JT8D-9    657294
                                                      Whitney

 Pratt & Whitney         JT8D-9     657330            Pratt &         JT8D-9    657313
                                                      Whitney

 Pratt & Whitney         JT8D-9     657515            Pratt &         JT8D-9    657582
                                                      Whitney

                                                                    Schedule II
                                                                         Page 4


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-9     657746            Pratt &         JT8D-9    657681
                                                      Whitney

 Pratt & Whitney         JT8D-9     657754            Pratt &         JT8D-9    657761
                                                      Whitney

 Pratt & Whitney         JT8D-9     665265            Pratt &         JT8D-9    665250
                                                      Whitney

 Pratt & Whitney         JT8D-9     665293            Pratt &         JT8D-9    666072
                                                      Whitney

 Pratt & Whitney         JT8D-9     666163            Pratt &         JT8D-9    666080
                                                      Whitney

 Pratt & Whitney         JT8D-9     666167            Pratt &         JT8D-9    666089
                                                      Whitney

 Pratt & Whitney         JT8D-9     666293            Pratt &         JT8D-9    666150
                                                      Whitney

 Pratt & Whitney         JT8D-9     666304            Pratt &         JT8D-9    666307
                                                      Whitney

 Pratt & Whitney         JT8D-9     666311            Pratt &         JT8D-9    666308
                                                      Whitney

 Pratt & Whitney         JT8D-9     666315            Pratt &         JT8D-9    666323
                                                      Whitney

 Pratt & Whitney         JT8D-9     666676            Pratt &         JT8D-9    666387
                                                      Whitney

 Pratt & Whitney         JT8D-9     666705            Pratt &         JT8D-9    666706
                                                      Whitney

 Pratt & Whitney         JT8D-9     666719            Pratt &         JT8D-9    666707
                                                      Whitney

 Pratt & Whitney         JT8D-9     666725            Pratt &         JT8D-9    666758
                                                      Whitney

                                                                    Schedule II
                                                                         Page 5


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-9     666774            Pratt &         JT8D-9    666757
                                                      Whitney

 Pratt & Whitney         JT8D-9     666783            Pratt &         JT8D-9    666789
                                                      Whitney

 Pratt & Whitney         JT8D-9     666812            Pratt &         JT8D-9    666797
                                                      Whitney

 Pratt & Whitney         JT8D-9     666820            Pratt &         JT8D-9    666825
                                                      Whitney

 Pratt & Whitney         JT8D-9     666837            Pratt &         JT8D-9    666831
                                                      Whitney

 Pratt & Whitney         JT8D-9     666866            Pratt &         JT8D-9
                                                      Whitney
 Pratt & Whitney
                         JT8D-9     666905            Pratt &         JT8D-9    666896
                                                      Whitney

 Pratt & Whitney         JT8D-9     666927            Pratt &         JT8D-9    666953
                                                      Whitney

 Pratt & Whitney         JT8D-9     666959            Pratt &         JT8D-9    666954
                                                      Whitney

 Pratt & Whitney         JT8D-9     666963            Pratt &         JT8D-9    666965
                                                      Whitney

 Pratt & Whitney         JT8D-7     648941            Pratt &         JT8D-7    649030
                                                      Whitney

 Pratt & Whitney         JT8D-7     649474            Pratt &         JT8D-7    649250
                                                      Whitney

 Pratt & Whitney         JT8D-7     649677            Pratt &         JT8D-7    653382
                                                      Whitney

 Pratt & Whitney         JT8D-7     653388            Pratt &         JT8D-7    653387
                                                      Whitney

 Pratt & Whitney         JT8D-7     653404            Pratt &         JT8D-7    653483
                                                      Whitney

                                                                    Schedule II
                                                                         Page 6


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-7     653685            Pratt &         JT8D-7    653680
                                                      Whitney

 Pratt & Whitney         JT8D-7     653690            Pratt &         JT8D-7    653698
                                                      Whitney

 Pratt & Whitney         JT8D-7     653760            Pratt &         JT8D-7    653702
                                                      Whitney

 Pratt & Whitney         JT8D-7     653779            Pratt &         JT8D-7    653859
                                                      Whitney

 Pratt & Whitney         JT8D-7     653954            Pratt &         JT8D-7    653941
                                                      Whitney

 Pratt & Whitney         JT8D-7     654000            Pratt &         JT8D-7    654160
                                                      Whitney

 Pratt & Whitney         JT8D-7     655224            Pratt &         JT8D-7    655220
                                                      Whitney

 Pratt & Whitney         JT8D-7     656926            Pratt &         JT8D-7    656991
                                                      Whitney

 Pratt & Whitney         JT8D-7     657548            Pratt &         JT8D-7    657009
                                                      Whitney

 Pratt & Whitney         JT8D-9     653883            Pratt &         JT8D-9    654648
                                                      Whitney

 Pratt & Whitney         JT8D-9     657092            Pratt &         JT8D-9    657069
                                                      Whitney

 Pratt & Whitney         JT8D-9     657133            Pratt &         JT8D-9    657609
                                                      Whitney

 Pratt & Whitney         JT8D-9     666017            Pratt &         JT8D-9    665266
                                                      Whitney

 Pratt & Whitney         JT8D-9     666681            Pratt &         JT8D-9    666790
                                                      Whitney

                                                                    Schedule II
                                                                         Page 7


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT8D-9     666856            Pratt &         JT8D-9    666806
                                                      Whitney

 Pratt & Whitney         JT8D-9     666917            Pratt &         JT8D-9    666920
                                                      Whitney

 Pratt & Whitney         JT8D-9     666970            Pratt &         JT8D-9    666979
                                                      Whitney

 Pratt & Whitney         JT8D-9     667022            Pratt &         JT8D-9    667031
                                                      Whitney

 Pratt & Whitney         JT8D-9     666971            Pratt &         JT8D-9    667111
                                                      Whitney

 Pratt & Whitney         JT9D-20    686114            Pratt &         JT9D-20   686115
                                                      Whitney

 Pratt & Whitney         JT9D-20    686117            Pratt &         JT9D-20   686118
                                                      Whitney

 Pratt & Whitney         JT9D-20    686119            Pratt &         JT9D-20   686122
                                                      Whitney

 Pratt & Whitney         JT9D-20    686128            Pratt &         JT9D-20   686125
                                                      Whitney

 Pratt & Whitney         JT9D-20    686123            Pratt &         JT9D-20   686134
                                                      Whitney

 Pratt & Whitney         JT9D-20    686135            Pratt &         JT9D-20   686136
                                                      Whitney

 Pratt & Whitney         JT9D-20    686144            Pratt &         JT9D-20   686142
                                                      Whitney

 Pratt & Whitney         JT9D-20    686139            Pratt &         JT9D-20   686145
                                                      Whitney

 Pratt & Whitney         JT9D-20    686147            Pratt &         JT9D-20   686151
                                                      Whitney

 Pratt & Whitney         JT9D-20    686158            Pratt &         JT9D-20   686154


                                                                    Schedule II
                                                                         Page 8


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
                                                      Whitney

 Pratt & Whitney         JT9D-20    686152            Pratt &         JT9D-20   686159
                                                      Whitney

 Pratt & Whitney         JT9D-20    686165            Pratt &         JT9D-20   686166
                                                      Whitney

 Pratt & Whitney         JT9D-20    686171            Pratt &         JT9D-20   686170
                                                      Whitney

 Pratt & Whitney         JT9D-20    686167            Pratt &         JT9D-20   686175
                                                      Whitney

 Pratt & Whitney         JT9D-20    686176            Pratt &         JT9-20    686178
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686162            Pratt &         JT9D-20J  686163
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686164            Pratt &         JT9D-20J  686110
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686111            Pratt &         JT9D-20J  686112
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686120            Pratt &         JT9D-20J  686116
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686113            Pratt &         JT9D-20J  686126
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686127            Pratt &         JT9D-20J  686129
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686138            Pratt &         JT9D-20J  686133
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686132            Pratt &         JT9D-20J  686141
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686143            Pratt &         JT9D-20J  686146
                                                      Whitney

                                                                    Schedule II
                                                                         Page 9


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT9D-20J   686148            Pratt &         JT9D-20J  686149
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686150            Pratt &         JT9D-20J  686156
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686155            Pratt &         JT9D-20J  686153
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686157            Pratt &         JT9D-20J  686160
                                                      Whitney

 Pratt & Whitney         JT9D-20J   686161

 GE                      CF6-50C    528259            GE              CF6-50C   455114

 GE                      CF6-50C    455455            GE              CF6-50C   517245

 GE                      CF6-50C    528135            GE              CF6-50C   528362

 GE                      CF6-50C    455144            GE              CF6-50C   455391

 GE                      CF6-50C    455479            GE              CF6-50C   455499

 GE                      CF6-50C    455747            GE              CF6-50C2  455441

 GE                      CF6-50C2   517175            GE              CF6-50C2  517499

 GE                      CF6-50C2   455271            GE              CF6-50C2  455756

 GE                      CF6-50C2B  517477            GE              CF6-50C2B 455314

 Pratt & Whitney         JT8D-217   708401            Pratt &         JT8D-217  708402
                                                      Whitney

 Pratt & Whitney         JT8D-217   708408            Pratt &         JT8D-217  708407
                                                      Whitney

 Pratt & Whitney         JT8D-217   708425            Pratt &         JT8D-217  708426
                                                      Whitney

 Pratt & Whitney         JT9D-7A    662402            Pratt &         JT9D-7A   662404
                                                      Whitney

                                                                    Schedule II
                                                                        Page 10


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT9D-7A    662438            Pratt &         JT9D-7A   662452
                                                      Whitney

 Pratt & Whitney         JT9D-7A    662542            Pratt &         JT9D-7A   662490
                                                      Whitney

 Pratt & Whitney         JT9D-7A    662454            Pratt &         JT9D-7A   662453
                                                      Whitney

 Pratt & Whitney         JT9D-7A    662615            Pratt &         JT9D-7A   662634
                                                      Whitney

 Pratt & Whitney         JT9D-7A    662645            Pratt &         JT9D-7A   662678
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662401            Pratt &         JT9D-7F   662407
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662472            Pratt &         JT9D-7F   662502
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702240            Pratt &         JT9D-7Q   702242
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702253            Pratt &         JT9D-7Q   702256
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702451            Pratt &         JT9D-7Q   702444
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702313            Pratt &         JT9D-7Q   702275
                                                      Whitney

 Pratt & Whitney         JT9D-7R    715038            Pratt &         JT9D-7R   715150
                                                      Whitney

 Pratt & Whitney         JT9D-7R    715171            Pratt &         JT9D-7R   715187
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702026            Pratt &         JT9D-7Q   702038
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702039            Pratt &         JT9D-7Q   702047
                                                      Whitney

                                                                    Schedule II
                                                                        Page 11


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT9D-7Q    702052            Pratt &         JT9D-7Q   702051
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702049            Pratt &         JT9D-7Q   702048
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702054            Pratt &         JT9D-7Q   702055
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702056            Pratt &         JT9D-7Q   702073
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702095            Pratt &         JT9D-7Q   702085
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702079            Pratt &         JT9D-7Q   702074
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702123            Pratt &         JT9D-7Q   702136
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702145            Pratt &         JT9D-7Q   702147
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702166            Pratt &         JT9D-7Q   702170
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702171            Pratt &         JT9D-7Q   702172
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702224            Pratt &         JT9D-7Q   702200
                                                      Whitney

 Pratt & Whitney         JT9D-7Q    702176            Pratt &         JT9D-7Q   702173
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662715            Pratt &         JT9D-7F   662880
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662951            Pratt &         JT9D-7F   690456
                                                      Whitney

                                                                    Schedule II
                                                                        Page 12


 Manufacturer            Model      Manufacturer's    Manufacturer    Model     Manufacturer's
 ------------            -----      Serial No.        ------------    -----     Serial No.
                                    --------------                              ---------------
 Pratt & Whitney         JT9D-7F    689562            Pratt &         JT9D-7F   689481
                                                      Whitney

 Pratt & Whitney         JT9D-7F    689472            Pratt &         JT9D-7F   689471
                                                      Whitney

 Pratt & Whitney         JT9D-7F    689563            Pratt &         JT9D-7F   689564
                                                      Whitney

 Pratt & Whitney         JT9D-7F    689565            Pratt &         JT9D-7F   662710
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662633            Pratt &         JT9D-7F   662629
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662608            Pratt &         JT9D-7F   662545
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662636            Pratt &         JT9D-7F   662640
                                                      Whitney

 Pratt & Whitney         JT9D-7F    662643            Pratt &         JT9D-7F   662706
                                                      Whitney

                                                                   Schedule III
                                                                             to
                                                                       MORTGAGE

                    SCHEDULE OF COUNTRIES FOR PERMITTED LESSEES
                    -------------------------------------------

Argentina                                Switzerland
Australia                                Thailand
Austria                                  Tobago
Bahamas                                  Trinidad
Belgium                                  United Kingdom
Brazil                                   Venezuela
Canada
Chile
Denmark
Egypt
Finland
France
Germany
Greece
Hungary
Iceland
India
Indonesia
Ireland
Italy
Japan
Luxembourg
Malaysia
Mexico
Malta
Morocco
Netherlands
New Zealand
Norway
Paraguay
People's Republic of China
Philippines
Portugal
Republic of China (Taiwan)
Singapore
South Africa
South Korea
Spain
Sweden
